SKYSCRAPERS

Oppenheimer
High Yield Fund


                                                     Annual Report June 30, 2002


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Oppenheimer Funds[REGISTRATION MARK]
The Right Way to Invest

REPORT HIGHLIGHTS

FUND OBJECTIVE
Oppenheimer High Yield Fund seeks a high level of current income by investing in a diversified portfolio of high-yield, lower-rated fixed income securities, that the Fund's investment Manager, OppenheimerFunds, Inc., believes does not involve undue risk. The Fund's secondary objective is to seek capital growth when consistent with its primary objective.


    CONTENTS

 1  Letter to Shareholders

 3  An Interview
    with Your Fund's
    Managers

 7  Fund Performance

12  FINANCIAL
    STATEMENTS

50  INDEPENDENT
    AUDITORS' REPORT

51  Federal
    Income Tax
    Information

52  Trustees and Officers

60  Privacy Policy Notice




AVERAGE ANNUAL TOTAL RETURNS*
          For the 1-Year Period
          Ended 6/30/02
          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -5.47%        -9.96%
Class B   -6.23%       -10.45%
Class C   -6.08%        -6.93%
Class N   -5.53%        -6.37%
Class Y   -5.37%

  SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
 *SEE PAGE 11 FOR FURTHER DETAILS.

LETTER TO SHAREHOLDERS

DEAR SHAREHOLDER,

Although we're well into 2002, global tensions and economic challenges that began in 2001 continue to impact events around the world and in the financial markets. Not surprisingly, many investors are unsure what their next step should be and where they should turn to for help in deciding where to invest their money. When it comes to investing, words like trust, experience and consistency have never been more meaningful.
   Despite the continued challenges, there are signs of a slow but steady recovery in the U.S. economy. Rooted in a combination of low inflation, little pressure on the Federal Reserve Board (the Fed) to raise interest rates and the resilient U.S. consumer, business conditions are gradually improving. We believe the prospects for long-term investors look bright.
   In the short term, however, one factor unnerving the markets is what the investment industry refers to as "headline risk." That is, the chances of a company receiving negative media attention for actual or perceived wrongdoing. Over the last year, scandals in the accounting industry and on Wall Street and stories of poor leadership in big corporations have fueled this negative attention, creating an atmosphere of mistrust between investors and many big businesses. Consequently, the prices of individual stocks have fallen sharply over short periods of time, leaving many shareholders wondering what effect these price drops can have on mutual funds.
   The fact is, mutual funds, while certainly not immune to declining stock prices, offer clear-cut advantages over direct


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James C. Swain

JAMES C. SWAIN
Chairman
Oppenheimer
High Yield Fund


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John V. Murphy

JOHN V. MURPHY
President
Oppenheimer
High Yield Fund


1  OPPENHEIMER HIGH YIELD FUND

LETTER TO SHAREHOLDERS

ownership of individual stocks. Perhaps the biggest advantage is the inherent diversification of many mutual funds. Because fund portfolios often contain a number of different investments, one company's poor performance usually does not have a dramatic effect on the fund as a whole. In addition, OppenheimerFunds portfolio management teams are made up of experienced professionals with the skills, experience and resources necessary to make informed investment decisions.
   Your financial advisor is an equally important player on your team of investment professionals. Even if you consult with your advisor on a regular basis, now may be a good time to make sure that your portfolio still reflects the right mix of investments to help you reach your long-term goals.
   We at OppenheimerFunds appreciate and thank you for your continued trust as we strive toward our ongoing goal of investment excellence. To us, this is not a phrase uttered lightly. It's a commitment to providing shareholders with world-class asset management, top-quality service and strong fund performance over time. In other words, it's what makes OppenheimerFunds THE RIGHT WAY TO INVEST.


Sincerely,


/s/ JAMES C. SWAIN         /s/ JOHN V. MURPHY

James C. Swain               John V. Murphy
July 22, 2002

THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC.
AND ARE NOT INTENDED TO PREDICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC INFORMATION THAT APPLIES TO YOUR FUND IS CONTAINED IN THE PAGES THAT FOLLOW.




2 OPPENHEIMER HIGH YIELD FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q
HOW DID OPPENHEIMER HIGH YIELD FUND PERFORM DURING THE YEAR THAT ENDED JUNE 30, 2002?

A. This was a difficult, and ultimately, disappointing year for the Fund. Due to narrower spreads and rising default rates, we were forced to trim the Fund's dividend during the second half of the year. Also, the Fund's total return lagged the average total return for its peer group of high-yield bond funds, primarily because we limited the investment in higher-rated (double-B) bonds.(1)

PLEASE EXPLAIN HOW "SPREADS AND DEFAULT RATES" AFFECTED THE FUND'S YIELD.
Yields on the bonds in our universe are very sensitive to economic conditions. They tend to rise as economic conditions worsen and decline as the economy improves. Last summer and fall, investors worried that the United States economy was headed for or already in recession, a situation that could make it difficult for financially weak companies to pay their debt. The high-yield market was exceptionally volatile, and spreads -- that is, the difference in yields between U.S. Treasuries and lower-rated securities -- widened, adding to the Fund's yield.
   As the year progressed, the markets digested the initial impact of September 11, and consumers, taking advantage of special incentives, continued to spend. Sales of existing homes, autos and credit-card purchases all remained strong. Business activity showed weak, but fairly persistent signs of improvement as well. Encouraged by these signs of economic health, investors allowed yields on lower-rated securities to decline. Lower yields meant lower income for the Fund.


PORTFOLIO MANAGEMENT
TEAM
David Negri
Thomas Reedy
Dimitrios Kourkoulakis



1. The Fund's performance is compared to the average of the total return of the 379 funds in the Lipper Higher Current Yield Fund category for the 1-year period ended 6/30/02.



3 OPPENHEIMER HIGH YIELD FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

   The Fund's default rate, as of June 30, 2002, was 3.98%. When a bond defaults and the issuing company restructures its finances, we may receive cash, equity in the company, new debt or some combination of the three. In any event, we lose the high income-producing power of the bond.
   Many of the defaults involved telecommunications companies. Our investment in that industry was neutral, or about the same as the index. Even with this low exposure, however, telecom was the worst-performing industry sector for the index and the Fund. Cable TV and chemical industry bonds also suffered. Fortunately, our allocations to both were below average.

YOU ALSO MENTIONED LIMITING YOUR INVESTMENT IN DOUBLE-B BONDS. WHY?
Although the economy was weak last summer, we saw signs pointing toward mild improvement by the end of the year. In keeping with that view, we expected the Federal Reserve to reverse its course of interest-rate cuts and begin boosting rates before year-end. So, we took a middle-of-the-road approach. Limiting the Fund's exposure to industries and credit sectors of the market that are more interest-rate sensitive, such as cable TV bonds and higher-rated (double-B) securities, we increased the investment in middle-rated (single-B) bonds. Historically, single-Bs have reacted quickly and positively when corporate profits improved, yet they are not as risky as the lowest-rated bonds.


WE FEEL WE CAN SAFELY INCREASE CREDIT QUALITY WITHOUT INCURRING TOO MUCH INTEREST RATE RISK OR SACRIFICING TOO MUCH YIELD.


4 OPPENHEIMER HIGH YIELD FUND

   In the end, our single-B investments in areas like housing, health care equipment providers, general industrial service companies and gaming did well. They just didn't do as well as double-B bonds, which exceeded our expectations.
   The higher-rated bonds benefited from two factors. First, the events of September 11 sparked a flight to quality. Concern about how the terrorist attacks would impact our already weak economy overrode most other considerations, and investors sought the relatively lower risk of double-B bonds. Rising demand pushed up prices for this group, and it led the high-yield universe through the calendar year-end.
   Second, the economy has not recovered rapidly enough for the Fed to worry that it will "overheat" any time soon. Therefore, the Fed has not raised interest rates, and interest-sensitive bonds were not hurt like we had anticipated.

WHAT IS YOUR OUTLOOK FOR HIGH-YIELD BONDS?
We continue to expect a mild recovery and that interest rates will climb, though only slightly. Such a scenario does not call for aggressive positioning, and we remain cautious. At this point, we feel we can safely increase the overall credit quality of the portfolio without incurring too much interest-rate risk or sacrificing too much of the high current yield that makes Oppenheimer High Yield Fund part of THE RIGHT WAY TO INVEST.

AVERAGE ANNUAL TOTAL RETURNS
For the Periods Ended 6/30/02(2)
Class A
1-Year  5-Year 10-Year
------------------------------
-9.96%  -0.52% 4.96%
Class B        Since
1-Year  5-Year Inception
------------------------------
-10.45% -0.58% 4.21%
Class C        Since
1-Year  5-Year Inception
------------------------------
-6.93%  -0.31% 2.60%
Class N        Since
1-Year  5-Year Inception
------------------------------
-6.37%  N/A   -9.44%
Class Y        Since
1-Year  5-Year Inception
------------------------------
-5.37%  N/A   -0.68%


------------------------------
STANDARDIZED YIELDS(3)
For the 30 Days Ended 6/30/02
------------------------------
Class A       10.91%
Class B       10.70
Class C       10.61
Class N       11.50
Class Y       11.67

2. See Notes page 11 for further details.
3. Standardized yield is based on net investment income for the 30-day period ended June 30, 2002. Falling share prices will tend to artificially raise yields.


5 OPPENHEIMER HIGH YIELD FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS



CORPORATE BONDS & NOTES--TOP TEN INDUSTRIES(5)
-------------------------------------------------------------
Media                                                   10.5%
-------------------------------------------------------------
Hotels, Restaurants & Leisure                            7.1
-------------------------------------------------------------
Wireless Telecommunication Services                      5.3
-------------------------------------------------------------
Commercial Services & Supplies                           4.1
-------------------------------------------------------------
Chemicals                                                3.9
-------------------------------------------------------------
Metals & Mining                                          3.8
-------------------------------------------------------------
Oil & Gas                                                3.6
-------------------------------------------------------------
Household Durables                                       3.5
-------------------------------------------------------------
Health Care Providers & Services                         3.4
-------------------------------------------------------------
Electric Utilities                                       3.1
-------------------------------------------------------------


CREDIT ALLOCATION(4)

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_ Treasury/
  Agency          14.4%
_ AAA/A            0.4
_ BBB/BB/B        68.1
_ CCC/CC/C         8.6
_ D                0.1
_ Other
  Securities       8.4

4. Portfolio is subject to change. Percentages are as of June 30, 2002, and are dollar-weighed based on total market value of investments. Average credit quality and ratings include securities rated by a national rating organization. Under normal market conditions, the Fund invests at least 80% of its assets in high yield, lower rated investments, which include high yield, lower rated fixed income securities commonly known as "junk bonds". Securities rated below investment grade carry a greater risk of default. While the Fund has generally invested under 15% of its assets in foreign securities, which are subject to exchange rate and political uncertainties, it is not restricted to any amount by the prospectus.
5. Portfolio is subject to change. Percentages are as of June 30, 2002, and are based on net assets.

6 OPPENHEIMER HIGH YIELD FUND

FUND PERFORMANCE

 HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION, BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED JUNE 30, 2002, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO APPROPRIATE BROAD-BASED MARKET INDICES.
    Management's Discussion of Performance. During the fiscal year that ended June 30, 2002, the Fund's relatively high current yields declined as a result of lower yields and rising default rates in the high-yield market. Reflecting a generally weak economy during the initial half of the one-year period, the Fund's total return was negative. Anticipating an improvement in economic conditions that could lead to higher interest rates, the Fund's portfolio managers pursued a diversified approach while limiting interest rate-sensitive bonds and emphasizing bonds that respond quickly to improved economic conditions (e.g., single B-rated issues). Weak economic advances fueled gains for the Fund's holdings in the housing, general industrial service, healthcare equipment and gaming industries but could not prevent sharp losses among telecommunications, cable TV and chemical bonds. Because interest rates did not rise as anticipated, interest-sensitive bonds (primarily double B-rated issues) performed better than management had expected. The relative underweighting in this area was a key factor in the Fund's underperformance compared with its benchmark and peer group of high-yield bond funds.

 COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until June 30, 2002. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from the inception of the Class on May 3, 1993, and in the case of Class C shares, from the inception of the Class on November 1, 1995. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y shares, performance is measured from inception of the class on October 15, 1997. The Funds performance reflects the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B, Class C, and Class N shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
    The Fund's performance is compared to the performance of the Merrill Lynch High Yield Bond Master Index and Lehman Brothers Corporate Bond Index. The Merrill Lynch High Yield Bond Master Index is an index of below investment grade (ratings are generally comparable to below BBB of S&P) U.S. corporate issuers. It is widely recognized as a measure of the U.S. corporate high yield bond market. The Lehman Brothers Corporate Bond Index is an unmanaged index of publicly-issued nonconvertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market.
    Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Funds performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Funds performance, it must be noted that the Funds investments are not limited to the investments in the index.


7 OPPENHEIMER HIGH YIELD FUND

FUND PERFORMANCE

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
               Oppenheimer        Merrill Lynch            Lehman Brothers
               High Yield          High Yield                 Corporate
             Fund (Class A)     Bond Master Index             Bond Index

06/30/92         $ 9,525            $10,000                    $10,000
09/30/92           9,609             10,455                     10,506
12/31/92           9,357             10,604                     10,492
03/31/93           9,706             11,263                     11,022
06/30/93           9,895             11,713                     11,390
09/30/93           9,825             12,010                     11,785
12/31/93          10,373             12,427                     11,768
03/31/94          10,238             12,197                     11,354
06/30/94          10,231             12,056                     11,176
09/30/94          10,314             12,220                     11,257
12/31/94          10,129             12,282                     11,305
03/31/95          10,453             13,023                     11,975
06/30/95          10,956             13,849                     12,866
09/30/95          11,280             14,254                     13,170
12/31/95          11,655             14,728                     13,820
03/31/96          12,072             14,942                     13,463
06/30/96          12,298             15,147                     13,524
09/30/96          12,843             15,738                     13,795
12/31/96          13,317             16,357                     14,274
03/31/97          13,307             16,528                     14,131
06/30/97          13,909             17,313                     14,713
09/30/97          14,623             17,990                     15,289
12/31/97          14,905             18,455                     15,735
03/31/98          15,555             18,969                     15,975
06/30/98          15,626             19,287                     16,387
09/30/98          14,470             18,597                     16,981
12/31/98          14,920             19,131                     17,084
03/31/99          15,482             19,338                     16,963
06/30/99          15,515             19,467                     16,697
09/30/99          15,312             19,224                     16,744
12/31/99          15,541             19,432                     16,750
03/31/00          15,336             19,081                     16,989
06/30/00          15,625             19,201                     17,199
09/30/00          15,706             16,461                     17,726
12/31/00          14,937             18,695                     18,322
03/31/01          15,586             19,856                     19,106
06/30/01          15,049             19,604                     19,309
09/30/01          14,010             18,813                     20,049
12/31/01          14,928             19,855                     20,228
03/31/02          14,921             20,244                     20,175
06/30/02          14,226             19,000                     20,759

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES OF THE FUND AT 6/30/02(1) 1-YEAR -9.96% 5-YEAR -0.52% 10-YEAR 4.96%

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EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
               Oppenheimer        Merrill Lynch            Lehman Brothers
               High Yield          High Yield                 Corporate
             Fund (Class B)     Bond Master Index             Bond Index

05/03/93         $10,000            $10,000                    $10,000
06/30/93          10,354             10,325                     10,255
09/30/93          10,544             10,587                     10,611
12/31/93          11,114             10,954                     10,596
03/31/94          10,932             10,752                     10,223
06/30/94          10,904             10,627                     10,062
09/30/94          10,971             10,772                     10,135
12/31/94          10,753             10,827                     10,179
03/31/95          11,077             11,480                     10,782
06/30/95          11,581             12,208                     11,584
09/30/95          11,894             12,565                     11,857
12/31/95          12,269             12,983                     12,443
03/31/96          12,686             13,172                     12,122
06/30/96          12,901             13,352                     12,176
09/30/96          13,441             13,873                     12,420
12/31/96          13,914             14,419                     12,852
03/31/97          13,878             14,570                     12,723
06/30/97          14,472             15,262                     13,247
09/30/97          15,182             15,859                     13,765
12/31/97          15,446             16,268                     14,167
03/31/98          16,084             16,722                     14,384
06/30/98          16,137             17,002                     14,754
09/30/98          14,904             16,393                     15,289
12/31/98          15,342             16,864                     15,382
03/31/99          15,882             17,047                     15,272
06/30/99          15,908             17,161                     15,033
09/30/99          15,700             16,946                     15,076
12/31/99          15,935             17,129                     15,081
03/31/00          15,725             16,820                     15,296
06/30/00          16,021             16,926                     15,485
09/30/00          16,104             17,155                     15,960
12/31/00          15,315             16,480                     16,497
03/31/01          15,981             17,504                     17,202
06/30/01          15,430             17,282                     17,385
09/30/01          14,365             16,584                     18,051
12/31/01          15,307             17,503                     18,213
03/31/02          15,299             17,845                     18,165
06/30/02          14,586             16,749                     18,690

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES OF THE FUND AT 6/30/02(1) 1-YEAR -10.45% 5-YEAR -0.58% SINCE INCEPTION 4.21%



8 OPPENHEIMER HIGH YIELD FUND

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
               Oppenheimer        Merrill Lynch            Lehman Brothers
               High Yield          High Yield                 Corporate
             Fund (Class C)     Bond Master Index             Bond Index

11/01/95         $10,000            $10,000                    $10,000
12/31/95          10,218             10,260                     10,359
03/31/96          10,561             10,409                     10,092
06/30/96          10,736             10,552                     10,137
09/30/96          11,182             10,964                     10,340
12/31/96          11,580             11,395                     10,700
03/31/97          11,549             11,514                     10,592
06/30/97          12,048             12,061                     11,028
09/30/97          12,627             12,533                     11,460
12/31/97          12,854             12,856                     11,795
03/31/98          13,390             13,214                     11,975
06/30/98          13,424             13,436                     12,283
09/30/98          12,405             12,955                     12,729
12/31/98          12,766             13,327                     12,806
03/31/99          13,222             13,471                     12,715
06/30/99          13,224             13,562                     12,516
09/30/99          13,026             13,392                     12,551
12/31/99          13,196             13,537                     12,555
03/31/00          12,996             13,293                     12,735
06/30/00          13,217             13,376                     12,892
09/30/00          13,260             13,557                     13,287
12/31/00          12,585             13,023                     13,734
03/31/01          13,108             13,833                     14,321
06/30/01          12,632             13,657                     14,473
09/30/01          11,736             13,106                     15,028
12/31/01          12,483             13,832                     15,163
03/31/02          12,468             14,102                     15,123
06/30/02          11,864             13,236                     15,560



AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES OF THE FUND AT 6/30/02(1) 1-YEAR -6.93% 5-YEAR -0.31% SINCE INCEPTION 2.60%


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
               Oppenheimer        Merrill Lynch            Lehman Brothers
               High Yield          High Yield                 Corporate
             Fund (Class N)     Bond Master Index             Bond Index

03/01/01        $10,000            $10,000                     $10,000
03/31/01          9,682              9,868                      10,062
06/30/01          9,357              9,743                      10,169
09/30/01          8,711              9,349                      10,559
12/31/01          9,278              9,867                      10,653
03/31/02          9,278             10,060                      10,625
06/30/02          8,764              9,442                      10,932


AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES OF THE FUND AT 6/30/02(1)
1-YEAR  -6.37%             SINCE INCEPTION  -9.44%


9 OPPENHEIMER HIGH YIELD FUND

FUND PERFORMANCE

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
               Oppenheimer        Merrill Lynch            Lehman Brothers
               High Yield          High Yield                 Corporate
             Fund (Class Y)     Bond Master Index             Bond Index

10/15/97         $10,000            $10,000                    $10,000
12/31/97          10,078             10,258                     10,292
03/31/98          10,518             10,544                     10,449
06/30/98          10,581             10,721                     10,718
09/30/98           9,798             10,337                     11,107
12/31/98          10,111             10,634                     11,174
03/31/99          10,493             10,749                     11,095
06/30/99          10,524             10,821                     10,921
09/30/99          10,387             10,686                     10,952
12/31/99          10,545             10,801                     10,956
03/31/00          10,407             10,606                     11,112
06/30/00          10,614             10,672                     11,249
09/30/00          10,679             10,817                     11,594
12/31/00          10,145             10,392                     11,984
03/31/01          10,592             11,037                     12,496
06/30/01          10,235             10,897                     12,629
09/30/01           9,529             10,457                     13,113
12/31/01          10,151             11,036                     13,231
03/31/02          10,160             11,252                     13,196
06/30/02           9,686             10,561                     13,578


AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 6/30/02(1)
1-YEAR  -5.37%             SINCE INCEPTION  -0.68%

1. See page 11 for further details.
THE PERFORMANCE INFORMATION FOR BOTH INDICES IN THE GRAPHS BEGINS ON 6/30/92 FOR CLASS A, 4/30/93 FOR CLASS B, 10/31/95 FOR CLASS C, 2/28/01 FOR CLASS N AND 9/30/97 FOR CLASS Y.
PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO THE SAME SCALE.


10 OPPENHEIMER HIGH YIELD FUND

NOTES

IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares of the Fund were first publicly offered on 7/28/78. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower. Class A returns include the current maximum initial sales charge of 4.75%.

CLASS B shares of the Fund were first publicly offered on 5/3/93. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 11/1/95. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% (since inception). Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 10/15/97. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.



11 OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS  June 30, 2002

                                                            PRINCIPAL MARKET VALUE
                                                               AMOUNT   SEE NOTE 1
----------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES--0.0%
----------------------------------------------------------------------------------
 Goldman Sachs Asset Management CBO Ltd., Sub.
 Collateralized Bond Obligations, Series 1A, Cl. D,
 12.54%, 6/13/11(1) (Cost $2,000,000)                    $  2,000,000 $    300,000
----------------------------------------------------------------------------------
 CORPORATE LOANS--0.0%
----------------------------------------------------------------------------------
 Telergy, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche A, 11.111%, 1/1/02(1,2) (Cost $3,864,760)          3,945,448      197,272
----------------------------------------------------------------------------------
 MORTGAGE-BACKED OBLIGATIONS--17.8%
----------------------------------------------------------------------------------
 GOVERNMENT AGENCY--16.0%
----------------------------------------------------------------------------------
 FHLMC/FNMA/SPONSORED--16.0%
 Federal Home Loan Mortgage Corp., Interest-Only
 Stripped Mtg.-Backed Security:
 Series 192, Cl. IO, 6.50%, 2/1/28(3)                      24,724,185    4,861,779
 Series 194, Cl. IO, 6.50%, 4/1/28(3)                       5,963,411    1,275,145
 Series 199, Cl. IO, 6.50%, 8/1/28(3)                       8,375,466    1,654,155
 Series 202, Cl. IO, 6.50%, 4/1/29(3)                      51,732,258   11,308,348
 Series 205, Cl. IO, 7%, 9/15/29(3)                        13,361,113    2,501,033
----------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 6%, 7/25/32(4)                                            95,000,000   94,762,500
 6.50%, 7/1/28(4)                                          95,000,000   96,841,100
----------------------------------------------------------------------------------
 Federal National Mortgage Assn., Gtd. Real Estate Mtg.
 Investment Conduit Pass-Through Certificates,
 Interest-Only Stripped Mtg.-Backed Security, Trust 313,
 Cl. 2, 6.50%, 6/25/31(3)                                   8,722,826    2,038,961
                                                                      ------------
                                                                       215,243,021

----------------------------------------------------------------------------------
 PRIVATE--1.8%
----------------------------------------------------------------------------------
 COMMERCIAL--1.8%
 AMRESCO Commercial Mortgage Funding I Corp.,
 Multiclass Mtg. Pass-Through Certificates,
 Series 1997-C1, Cl. H, 7%, 6/17/29(5)                        840,000      742,350
----------------------------------------------------------------------------------
 Asset Securitization Corp., Commercial Mtg.
 Pass-Through Certificates,
 Series 1997-D4, Cl. B3, 7.525%, 4/14/29                    1,500,000    1,104,492
----------------------------------------------------------------------------------
 CBA Mortgage Corp., Commercial Mtg.
 Pass-Through Certificates,
 Series 1993-C1, Cl. E, 6.72%, 12/25/03(5)                  1,452,000    1,451,319
----------------------------------------------------------------------------------
 First Chicago/Lennar Trust 1, Commercial Mtg.
 Pass-Through Certificates,
 Series 1997-CHL1, Cl. E, 8.168%, 2/25/11(1,6)              4,500,000    3,635,159
----------------------------------------------------------------------------------
 GMAC Commercial Mortgage Securities, Inc.,
 Interest-Only Stripped Mtg.-Backed Security Pass-Through
 Certificates, Series 1997-C1, Cl. X, 2.01%, 7/15/27(3)    63,900,752    4,203,471
----------------------------------------------------------------------------------
 GMAC Commercial Mortgage Securities, Inc.,
 Mtg. Pass-Through Certificates, Series 1997-C2,
 Cl. F, 6.75%, 4/16/29                                      3,000,000    1,774,805
----------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc., Commercial Mtg.
 Pass-Through Certificates:
 Series 1997-RR, Cl. D, 7.713%, 4/30/39(5,6)                5,000,269    4,429,535
 Series 1997-RR, Cl. F, 7.713%, 4/30/39(5,6)                9,000,485    5,852,073
----------------------------------------------------------------------------------
 Mortgage Capital Funding, Inc., Commercial Mtg.
 Pass-Through Certificates,
 Series 1997-MC1, Cl. F, 7.452%, 5/20/07(5)                 1,400,000    1,289,313
                                                                      ------------
                                                                        24,482,517
                                                                      ------------
 Total Mortgage-Backed Obligations (Cost $247,861,923)                 239,725,538




12 OPPENHEIMER HIGH YIELD FUND


                                                            PRINCIPAL MARKET VALUE
                                                               AMOUNT   SEE NOTE 1
----------------------------------------------------------------------------------
 FOREIGN GOVERNMENT OBLIGATIONS--0.3%
----------------------------------------------------------------------------------
 United Mexican States Bonds, Bonos de Desarrollo,
 Trust 313, Cl. 2, 14.50%, 5/12/05(6) (Cost $4,064,436)   $39,735,700 $  4,468,183
----------------------------------------------------------------------------------
 LOAN PARTICIPATIONS--0.1%
----------------------------------------------------------------------------------
 Bank Rakyat Loan Participation Nts., Series 4 yr.,
 5.563%, 8/28/02(1,6) (Cost $490,464)                         500,000      486,250
----------------------------------------------------------------------------------
 CORPORATE BONDS AND NOTES--84.8%
----------------------------------------------------------------------------------
 CONSUMER DISCRETIONARY--26.4%
----------------------------------------------------------------------------------
 AUTO COMPONENTS--1.7%
 Burke Industries, Inc., 10% Sr. Sub. Nts., 8/15/07(2,7)    2,150,000           --
----------------------------------------------------------------------------------
 Collins & Aikman Products Co., 10.75% Sr. Nts.,
 12/31/11(5)                                                3,000,021    3,030,000
----------------------------------------------------------------------------------
 Collins & Aikman Floorcoverings, Inc.,
 9.75% Sr. Sub. Nts., 2/15/10(5)                            1,500,021    1,537,500
----------------------------------------------------------------------------------
 Dana Corp.:
 9% Unsec. Nts., 8/15/11                                    1,850,000    1,831,500
 10.125% Sr. Nts., 3/15/10(5)                               1,800,000    1,845,000
----------------------------------------------------------------------------------
 Dura Operating Corp.:
 8.625% Sr. Nts., 4/15/12(5)                                2,500,021    2,525,000
 9% Sr. Sub. Nts., Series B, 5/1/09 [EUR]                   2,500,000    2,438,137
 9% Sr. Unsec. Sub. Nts., Series D, 5/1/09                  7,200,000    7,020,000
----------------------------------------------------------------------------------
 Exide Corp., 10% Sr. Unsec. Nts., 4/15/05(2)               3,200,000      560,000
----------------------------------------------------------------------------------
 Stoneridge, Inc., 11.50% Sr. Nts., 5/1/12(5)               2,500,021    2,537,500
                                                                      ------------
                                                                        23,324,637
----------------------------------------------------------------------------------
 HOTELS, RESTAURANTS & LEISURE--7.1%
 Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08           3,080,000    1,312,850
----------------------------------------------------------------------------------
 Aztar Corp., 9% Sr. Unsec. Sub. Nts., 8/15/11              2,500,000    2,553,125
----------------------------------------------------------------------------------
 Boyd Gaming Corp., 8.75% Nts., 4/15/12(5)                  3,000,000    3,030,000
----------------------------------------------------------------------------------
 Buffets, Inc., 11.25% Sr. Sub. Nts., 7/15/10(5)            1,800,000    1,809,000
----------------------------------------------------------------------------------
 Capital Gaming International, Inc., 11.50% Promissory Nts.,
 8/1/1995(1,2,7)                                               22,500           --
----------------------------------------------------------------------------------
 Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07            2,250,000    2,002,500
----------------------------------------------------------------------------------
 Coast Hotels & Casinos, Inc.:
 9.50% Sr. Sub. Nts., 4/1/09(5)                             2,000,000    2,110,000
 9.50% Sr. Unsec. Sub. Nts., 4/1/09                         1,500,000    1,582,500
----------------------------------------------------------------------------------
 Family Restaurants, Inc.:
 9.75% Sr. Nts., 2/1/02(2,7)                                9,500,000       47,500
 10.875% Sr. Sub. Disc. Nts., 2/1/04(1,2,7)                   450,000        5,625
----------------------------------------------------------------------------------
 Florida Panthers Holdings, Inc., 9.875% Sr. Sub. Nts.,
 4/15/09                                                    4,800,000    4,992,000
----------------------------------------------------------------------------------
 Hollywood Casino Corp., 11.25% Sr. Sec. Nts., 5/1/07       4,500,000    4,882,500
----------------------------------------------------------------------------------
 Hollywood Park, Inc., 9.25% Sr. Unsec. Sub. Nts.,
 Series B, 2/15/07                                          2,300,000    2,070,000
----------------------------------------------------------------------------------
 Intrawest Corp., 9.75% Sr. Nts., 8/15/08                   7,000,000    7,140,000
----------------------------------------------------------------------------------
 Isle of Capri Casinos, Inc., 9% Sr. Sub. Nts., 3/15/12(5)  3,000,000    3,045,000
----------------------------------------------------------------------------------
 John Q. Hammons Hotels, Inc., 8.875% Nts., 5/15/12(5)      2,700,000    2,659,500




13 OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS  Continued

                                                            PRINCIPAL MARKET VALUE
                                                               AMOUNT   SEE NOTE 1
----------------------------------------------------------------------------------
 HOTELS, RESTAURANTS & LEISURE CONTINUED
 Jupiters Ltd., 8.50% Sr. Unsec. Nts., 3/1/06            $  5,200,000 $  5,330,000
----------------------------------------------------------------------------------
 Mandalay Resort Group:
 9.375% Sr. Sub. Nts., 2/15/10                              3,500,000    3,640,000
 10.25% Sr. Unsec. Sub. Nts., Series B, 8/1/07              3,000,000    3,161,250
----------------------------------------------------------------------------------
 MGM Mirage, Inc., 8.375% Sr. Unsec. Sub. Nts., 2/1/11      2,500,000    2,525,000
----------------------------------------------------------------------------------
 Mohegan Tribal Gaming Authority:
 8% Sr. Sub. Nts., 4/1/12(5)                                1,300,000    1,311,375
 8.375% Sr. Sub. Nts., 7/1/11                               1,000,000    1,026,250
 8.75% Sr. Unsec. Sub. Nts., 1/1/09                         4,000,000    4,165,000
----------------------------------------------------------------------------------
 Park Place Entertainment Corp., 7.875% Sr. Sub. Nts.,
 3/15/10(5)                                                 3,700,000    3,690,750
----------------------------------------------------------------------------------
 Penn National Gaming, Inc.:
 8.875% Sr. Sub. Nts., 3/15/10                                900,000      893,250
 11.125% Sr. Unsec. Sub. Nts., 3/1/08                       6,000,000    6,502,500
----------------------------------------------------------------------------------
 Premier Parks, Inc.:
 0%/10% Sr. Disc. Nts., 4/1/08(8)                           4,880,000    4,782,400
 9.75% Sr. Nts., 6/15/07                                    2,750,000    2,832,500
----------------------------------------------------------------------------------
 Prime Hospitality Corp., 8.375% Sr. Sub. Nts., 5/1/12(5)   3,200,000    3,152,000
----------------------------------------------------------------------------------
 Station Casinos, Inc.:
 9.75% Sr. Sub. Nts., 4/15/07(1)                            5,250,000    5,460,000
 9.875% Sr. Unsec. Sub. Nts., 7/1/10                          200,000      212,500
----------------------------------------------------------------------------------
 Sun International Hotels Ltd., 8.875% Sr. Sub. Nts.,
 8/15/11(5)                                                 3,200,000    3,284,000
----------------------------------------------------------------------------------
 Vail Resorts, Inc., 8.75% Sr. Unsec. Sub. Nts., 5/15/09    1,800,000    1,809,000
----------------------------------------------------------------------------------
 Venetian Casino Resort LLC/Las Vegas Sands, Inc.,
 11% Bonds, 6/15/10(5)                                      1,800,000    1,820,250
                                                                      ------------
                                                                        94,840,125

----------------------------------------------------------------------------------
 HOUSEHOLD DURABLES--3.5%
 Beazer Homes USA, Inc., 8.375% Sr. Nts., 4/15/12(5)        3,300,000    3,349,500
----------------------------------------------------------------------------------
 Blount, Inc., 13% Sr. Sub. Nts., 8/1/09                    2,500,000    1,700,000
----------------------------------------------------------------------------------
 D.R. Horton, Inc.:
 7.875% Sr. Nts., 8/15/11                                   2,000,000    1,960,000
 9.375% Sr. Unsec. Sub. Nts., 3/15/11                       2,000,000    2,040,000
 9.75% Sr. Sub. Nts., 9/15/10                                 800,000      832,000
----------------------------------------------------------------------------------
 Del Webb Corp., 10.25% Sr. Unsec. Sub. Nts., 2/15/10       6,500,000    7,166,250
----------------------------------------------------------------------------------
 Interface, Inc., 10.375% Sr. Nts., 2/1/10(5)               1,500,000    1,603,125
----------------------------------------------------------------------------------
 K. Hovnanian Enterprises, Inc., 8.875% Sr. Sub. Nts.,
 4/1/12(5)                                                  2,500,000    2,471,875
----------------------------------------------------------------------------------
 KB Home:
 8.625% Sr. Sub. Nts., 12/15/08                             3,650,000    3,704,750
 9.50% Sr. Unsec. Sub. Nts., 2/15/11                        4,200,000    4,336,500
----------------------------------------------------------------------------------
 Meritage Corp., 9.75% Sr. Unsec. Nts., 6/1/11              1,000,000    1,042,500
----------------------------------------------------------------------------------
 Metromedia International Group, Inc.,
 10.50% Sr. Unsec. Disc. Nts., 9/30/07(1,6)                   956,176      234,263
----------------------------------------------------------------------------------
 Salton, Inc., 10.75% Sr. Unsec. Sub. Nts., 12/15/05        4,800,000    4,848,000
----------------------------------------------------------------------------------
 Standard Pacific Corp., 9.25% Sr. Sub. Nts., 4/15/12       1,200,000    1,212,000
----------------------------------------------------------------------------------
 WCI Communities, Inc.:
 9.125% Sr. Sub. Nts., 5/1/12                               2,000,000    1,995,000
 10.625% Sr. Unsec. Sub. Nts., 2/15/11                      4,600,000    4,830,000



14 OPPENHEIMER HIGH YIELD FUND

                                                            PRINCIPAL MARKET VALUE
                                                               AMOUNT   SEE NOTE 1
----------------------------------------------------------------------------------
 HOUSEHOLD DURABLES Continued
 Williams Scotsman, Inc., 9.875% Sr. Unsec. Nts.,
  6/1/07(5)                                              $  4,000,000 $  3,840,000
                                                                      ------------
                                                                        47,165,763

----------------------------------------------------------------------------------
 INTERNET & CATALOG RETAIL--0.8%
 Amazon.com, Inc., 0%/10% Sr. Unsec. Disc. Nts., 5/1/08(8) 11,800,000   10,797,000
----------------------------------------------------------------------------------
 MEDIA--10.5%
 Adelphia Communications Corp.:
 8.125% Sr. Nts., Series B, 7/15/03(2)                      2,000,000      800,000
 8.375% Sr. Nts., Series B, 2/1/08(2)                       2,700,000    1,093,500
 9.875% Sr. Nts., Series B, 3/1/07(2)                       2,200,000      891,000
 10.25% Sr. Unsec. Nts., 11/1/06(2)                         4,600,000    1,840,000
 10.25% Sr. Unsec. Sub. Nts., 6/15/11(2)                    4,300,000    1,784,500
 10.875% Sr. Unsec. Nts., 10/1/10(2)                        3,100,000    1,240,000
----------------------------------------------------------------------------------
 Allbritton Communications Co., 8.875% Sr. Sub. Nts.,
 Series B, 2/1/08                                           1,625,000    1,681,875
----------------------------------------------------------------------------------
 AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts.,
 2/1/11                                                    10,000,000    9,962,500
----------------------------------------------------------------------------------
 Block Communications, Inc., 9.25% Sr. Sub. Nts.,
 4/15/09(5)                                                 1,100,000    1,105,500
----------------------------------------------------------------------------------
 Callahan Nordrhein-Westfalen GmbH, 14.125% Sr. Nts.,
 7/15/11 [EUR]                                              1,000,000       27,159
----------------------------------------------------------------------------------
 Chancellor Media Corp., 8.75% Sr. Unsec. Sub. Nts.,
 Series B, 6/15/07                                          1,400,000    1,407,000
----------------------------------------------------------------------------------
 Charter Communications Holdings LLC/Charter Communications
 Holdings Capital Corp.:
 0%/9.92% Sr. Unsec. Disc. Nts., 4/1/11(8)                  8,000,000    3,860,000
 0%/11.75% Sr. Unsec. Sub. Disc. Nts., 5/15/11(8)           4,500,000    1,597,500
 8.625% Sr. Unsec. Nts., 4/1/09                             2,600,000    1,755,000
 9.625% Sr. Nts., 11/15/09(5)                               4,000,000    2,680,000
 10% Sr. Nts., 4/1/09                                       1,000,000      695,000
 10.75% Sr. Unsec. Nts., 10/1/09                            7,600,000    5,377,000
 11.125% Sr. Unsec. Nts., 1/15/11                           3,999,979    2,780,000
----------------------------------------------------------------------------------
 Cinemark USA, Inc., 9.625% Sr. Sub. Nts., Series B,
 8/1/08                                                     1,000,000    1,005,000
----------------------------------------------------------------------------------
 Classic Cable, Inc., 10.50% Sr. Sub. Nts., 3/1/10(2,7)     2,499,979      565,625
----------------------------------------------------------------------------------
 Comcast UK Cable Partner Ltd., 11.20% Sr.
 Unsec. Disc. Debs., 11/15/07                               5,569,979    5,040,850
----------------------------------------------------------------------------------
 Corus Entertainment, Inc., 8.75% Sr. Sub. Nts., 3/1/12     1,500,000    1,507,500
----------------------------------------------------------------------------------
 Cumulus Media, Inc., 10.375% Sr. Unsec. Sub. Nts., 7/1/08  2,400,000    2,556,000
----------------------------------------------------------------------------------
 Diamond Cable Communications plc, 11.75% Sr. Disc. Nts.,
 12/15/05(2)                                                7,800,000    2,067,000
----------------------------------------------------------------------------------
 Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08(2)           1,399,979    1,253,000
----------------------------------------------------------------------------------
 Diva Systems Corp., 0%/12.625% Sr. Disc. Nts.,
 Series B, 3/1/08(1,2,7,8)                                  2,500,000      331,250
----------------------------------------------------------------------------------
 EchoStar Broadband Corp., 10.375% Sr. Unsec. Nts.,
 10/1/07(9)                                                12,650,000   12,144,000
----------------------------------------------------------------------------------
 EchoStar DBS Corp.:
 9.125% Sr. Nts., 1/15/09(5)                                2,499,979    2,300,000
 9.375% Sr. Unsec. Nts., 2/1/09                             7,600,000    7,068,000
----------------------------------------------------------------------------------
 Emmis Communications Corp.:
 0%/12.50% Sr. Unsec. Disc. Nts., 3/15/11(8)               10,500,000    7,612,500
 8.125% Sr. Unsec. Sub. Nts., Series B, 3/15/09             1,150,000    1,127,000
----------------------------------------------------------------------------------
 Entercom Radio LLC/Entercom Capital, Inc.,
 7.625% Sr. Unsec. Sub. Nts., 3/1/14                        1,499,979    1,496,250
----------------------------------------------------------------------------------
 Entravision Communications Corp., 8.125% Sr. Sub. Nts.,
 3/15/09(5)                                                   999,979    1,010,000
----------------------------------------------------------------------------------
 Insight Communications Co., Inc., 0%/12.25%
 Sr. Disc. Nts., 2/15/11(8)                                 4,000,000    1,740,000




15 OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS  Continued

                                                           PRINCIPAL  MARKET VALUE
                                                              AMOUNT    SEE NOTE 1
----------------------------------------------------------------------------------
 MEDIA Continued
 Insight Midwest LP/Insight Capital, Inc., 9.75% Sr.
 Nts., 10/1/09                                           $ 1,999,979  $  1,850,000
----------------------------------------------------------------------------------
 Key3Media Group, Inc., 11.25% Sr. Sub. Nts., 6/15/11      2,999,979     1,365,000
----------------------------------------------------------------------------------
 Lamar Advertising Co., 9.625% Sr. Unsec. Sub. Nts.,
 12/1/06                                                   3,000,000     3,097,500
----------------------------------------------------------------------------------
 Mediacom LLC/Mediacom Capital Corp., 9.50% Sr.
 Unsec. Nts., 1/15/13                                      2,500,000     2,175,000
----------------------------------------------------------------------------------
 Penton Media, Inc., 10.375% Sr. Unsec. Sub. Nts., 6/15/11 3,850,000     2,367,750
----------------------------------------------------------------------------------
 Radio One, Inc., 8.875% Sr. Unsec. Sub. Nts.,
 Series B, 7/1/11                                            249,979       250,625
----------------------------------------------------------------------------------
 Regal Cinemas, Inc., 9.375% Sr. Sub. Nts., 2/1/12(5)      5,000,000     5,200,000
----------------------------------------------------------------------------------
 Rogers Cantel, Inc., 8.80% Sr. Sub. Nts., 10/1/07         5,000,000     3,275,000
----------------------------------------------------------------------------------
 Sinclair Broadcast Group, Inc.:
 8% Sr. Sub. Nts., 3/15/12                                 4,249,979     4,207,500
 8.75% Sr. Sub. Nts., 12/15/11                             1,749,979     1,758,750
 9% Sr. Unsec. Sub. Nts., 7/15/07                          3,600,000     3,618,000
----------------------------------------------------------------------------------
 Six Flags, Inc., 8.875% Sr. Nts., 2/1/10                  4,000,000     4,000,000
----------------------------------------------------------------------------------
 Spanish Broadcasting System, Inc., 9.625% Sr. Unsec.
 Sub. Nts., 11/1/09                                        6,500,000     6,727,500
----------------------------------------------------------------------------------
 Telewest Communications plc:
 0%/9.25% Sr. Disc. Nts., 4/15/09(8)                       7,900,000     2,389,750
 0%/9.875% Sr. Disc. Nts., 4/15/09(8) [GBP]                4,000,000     2,042,562
 11% Sr. Disc. Debs., 10/1/07                                500,000       202,500
 11.25% Sr. Nts., 11/1/08                                  3,700,000     1,498,500
----------------------------------------------------------------------------------
 United Pan-Europe Communications NV:
 0%/13.375% Sr. Unsec. Disc. Nts., Series B,
 11/1/09(2,7,8)                                            2,000,000       200,000
 0%/13.75% Sr. Unsec. Disc. Nts., Series B, 2/1/10(2,7,8)  5,000,000       500,000
 10.875% Sr. Unsec. Nts., Series B, 8/1/09(2)              3,000,000       405,000
 11.25% Sr. Nts., Series B, 11/1/09(2) [EUR]               1,500,000       181,471
----------------------------------------------------------------------------------
 WRC Media, Inc./Weekly Reader Corp./Compass Learning Corp.,
 12.75% Sr. Sub. Nts., 11/15/09                            4,000,000     4,110,000
----------------------------------------------------------------------------------
 Ziff Davis Media, Inc., 12% Sr. Sub. Nts., 7/15/10(1)     1,399,979       358,750
                                                                      ------------
                                                                       141,182,667

----------------------------------------------------------------------------------
 MULTILINE RETAIL--0.3%
 Saks, Inc.:
 8.25% Sr. Unsec. Nts., 11/15/08                           1,500,000     1,425,000
 9.875% Nts., 10/1/11                                      3,000,000     3,030,000
                                                                      ------------
                                                                         4,455,000

----------------------------------------------------------------------------------
 SPECIALTY RETAIL--2.5%
 Asbury Automotive Group, Inc., 9% Sr. Sub. Nts.,
 6/15/12(5)                                                2,400,021     2,328,000
----------------------------------------------------------------------------------
 AutoNation, Inc., 9% Sr. Unsec. Nts., 8/1/08              3,000,000     3,105,000
----------------------------------------------------------------------------------
 CSK Auto, Inc., 12% Sr. Nts., 6/15/06(5)                  7,000,000     7,516,250
----------------------------------------------------------------------------------
 Eye Care Centers of America, Inc., 9.125% Sr. Unsec.
 Sub. Nts., 5/1/08                                         1,000,000       855,000
----------------------------------------------------------------------------------
 Finlay Enterprises, Inc., 9% Debs., 5/1/08                6,585,000     6,379,219
 Just For Feet, Inc., 11% Sr. Sub. Nts., 5/1/09(1,2,7)       700,000            --
----------------------------------------------------------------------------------
 Petco Animal Supplies, Inc., 10.75% Sr. Sub. Nts.,
 11/1/11                                                   3,500,000     3,797,500
----------------------------------------------------------------------------------
 United Auto Group, Inc., 9.625% Sr. Sub. Nts., 3/15/12(5)   350,021       353,500
----------------------------------------------------------------------------------
 United Rentals (North America), Inc., 10.75% Sr.
 Unsec. Nts., 4/15/08                                      7,500,021     8,062,500





16  OPPENHEIMER HIGH YIELD FUND

                                                           PRINCIPAL  MARKET VALUE
                                                              AMOUNT    SEE NOTE 1
----------------------------------------------------------------------------------
 SPECIALTY RETAIL Continued
 United Rentals, Inc., 9.25% Sr. Unsec. Sub. Nts.,
 Series B, 1/15/09                                       $   700,021  $    707,000
                                                                      ------------
                                                                        33,103,969

----------------------------------------------------------------------------------
 TEXTILES & APPAREL--0.4%
 Consoltex Group, Inc., 0.605% Sr. Sub. Nts.,
 1/31/09(1,7,10)                                           3,798,229       208,903
----------------------------------------------------------------------------------
 Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08        2,100,000     2,065,875
----------------------------------------------------------------------------------
 Galey & Lord, Inc., 9.125% Sr. Unsec. Sub. Nts.,
 3/1/08(2)                                                 2,900,000       514,750
----------------------------------------------------------------------------------
 Levi Strauss & Co., 11.625% Sr. Unsec. Nts., 1/15/08      1,000,000       955,000
----------------------------------------------------------------------------------
 Polymer Group, Inc., 9% Sr. Unsec. Sub. Nts., Series B,
 7/1/07(2)                                                   500,000       102,500
----------------------------------------------------------------------------------
 Russell Corp., 9.25% Sr. Nts., 5/1/10(5)                  1,500,000     1,552,500
                                                                      ------------
                                                                         5,399,528

----------------------------------------------------------------------------------
 CONSUMER STAPLES--4.3%
----------------------------------------------------------------------------------
 BEVERAGES--0.5%
 Constellation Brands, Inc., 8.125% Sr. Sub. Nts.,
 1/15/12                                                   2,000,000     2,062,500
----------------------------------------------------------------------------------
 Packaged Ice, Inc., 9.75% Sr. Unsec. Nts., Series B,
 2/1/05                                                    6,000,000     5,040,000
                                                                      ------------
                                                                         7,102,500

----------------------------------------------------------------------------------
 FOOD & DRUG RETAILING--1.0%
 Fleming Cos., Inc.:
 10.125% Sr. Unsec. Nts., 4/1/08                           4,000,000     4,080,000
 10.625% Sr. Unsec. Sub. Nts., Series D, 7/31/07           4,200,000     4,137,000
----------------------------------------------------------------------------------
 Great Atlantic & Pacific Tea Co., Inc. (The),
 9.125% Sr. Nts., 12/15/11                                   600,000       561,000
----------------------------------------------------------------------------------
 Ingles Markets, Inc., 8.875% Sr. Unsec. Sub. Nts.,
 12/1/11                                                   1,000,000     1,000,000
----------------------------------------------------------------------------------
 Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07        1,600,000     1,456,000
----------------------------------------------------------------------------------
 Pathmark Stores, Inc., 8.75% Sr. Sub. Nts., 2/1/12        2,000,000     2,040,000
                                                                      ------------
                                                                        13,274,000

----------------------------------------------------------------------------------
 FOOD PRODUCTS--1.6%
 American Seafood Group LLC, 10.125% Sr. Sub. Nts.,
 4/15/10(5)                                                3,500,000     3,552,500
----------------------------------------------------------------------------------
 Aurora Foods, Inc., 8.75% Sr. Sub. Nts., Series B,
 7/1/08                                                    2,100,000     1,417,500
----------------------------------------------------------------------------------
 Burns Philp Capital Pty Ltd., 9.75% Sr. Sub. Nts.,
 7/15/12(5)                                                1,200,000     1,194,000
----------------------------------------------------------------------------------
 Del Monte Corp., 9.25% Sr. Unsec. Sub. Nts., 5/15/11      1,000,000     1,045,000
----------------------------------------------------------------------------------
 Doane Pet Care Co., 9.75% Sr. Unsec. Sub. Nts., 5/15/07   1,500,000     1,312,500
----------------------------------------------------------------------------------
 Dole Food Co., Inc., 7.25% Nts., 5/1/09(5)                3,500,000     3,583,457
----------------------------------------------------------------------------------
 Michael Foods, Inc., 11.75% Sr. Unsec. Sub. Nts., 4/1/11  1,600,000     1,752,000
----------------------------------------------------------------------------------
 New World Pasta Co., 9.25% Sr. Nts., 2/15/09                500,000       487,500
----------------------------------------------------------------------------------
 Smithfield Foods, Inc., 7.625% Sr. Unsec. Sub. Nts.,
 2/15/08                                                   2,240,000     2,245,600
----------------------------------------------------------------------------------
 Sparkling Spring Water Group Ltd., 11.50% Sr. Sec.
 Sub. Nts., 11/15/07                                       2,500,000     2,440,625
----------------------------------------------------------------------------------
 United Biscuits Finance plc, 10.625% Sr. Sub. Nts.,
 4/15/11 [EUR]                                             2,000,000     2,223,952
                                                                      ------------
                                                                        21,254,634









17   OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS  Continued

                                                           PRINCIPAL  MARKET VALUE
                                                              AMOUNT    SEE NOTE 1
----------------------------------------------------------------------------------
 HOUSEHOLD PRODUCTS--1.2%
 AKI Holdings Corp., 0%/13.50% Sr. Disc. Debs.,
 7/1/09(8)                                               $ 2,520,000  $  1,275,750
----------------------------------------------------------------------------------
 AKI, Inc., 10.50% Sr. Unsec. Nts., 7/1/08                 4,200,000     4,016,250
----------------------------------------------------------------------------------
 Holmes Products Corp., 9.875% Sr. Sub. Nts.,
 Series C, 11/15/07                                        1,000,000       657,500
----------------------------------------------------------------------------------
 Johnsondiversey, Inc., 9.625% Sr. Sub. Nts., 5/15/12(5)   1,200,021     1,260,000
----------------------------------------------------------------------------------
 Playtex Products, Inc., 9.375% Sr. Unsec. Sub. Nts.,
 6/1/11                                                    2,500,021     2,662,500
----------------------------------------------------------------------------------
Revlon Consumer Products Corp.:
 9% Sr. Nts., 11/1/06                                      2,000,000     1,410,000
 12% Sr. Sec. Nts., 12/1/05                                5,200,000     5,200,000
----------------------------------------------------------------------------------
 Styling Technology Corp., 10.875% Sr. Unsec. Sub.
 Nts., 7/1/08(1,2,7)                                       1,200,000            --
                                                                      ------------
                                                                        16,482,000

----------------------------------------------------------------------------------
 ENERGY--6.6%
----------------------------------------------------------------------------------
 ENERGY EQUIPMENT & Services--3.0%
 BRL Universal Equipment Corp., 8.875% Sr. Sec. Nts.,
 2/15/08                                                   2,500,000     2,487,500
----------------------------------------------------------------------------------
 Clark Refining & Marketing, Inc., 8.875% Sr. Sub. Nts.,
 11/15/07                                                  1,500,000     1,447,500
----------------------------------------------------------------------------------
 Denbury Management, Inc., 9% Sr. Sub. Nts., 3/1/08        1,000,000       987,500
----------------------------------------------------------------------------------
 Dresser, Inc., 9.375% Sr. Sub. Nts., 4/15/11(5)           1,200,000     1,221,000
----------------------------------------------------------------------------------
 Grant Geophysical, Inc., 9.75% Sr. Unsec. Nts.,
 Series B, 2/15/08(1)                                      4,015,000     1,826,825
----------------------------------------------------------------------------------
 Hanover Equipment Trust, 8.50% Sr. Sec. Nts.,
 Trust 2001, Cl. A, 9/1/08(5)                              1,500,000     1,395,000
----------------------------------------------------------------------------------
 Hornbeck-Leevac Marine Services, Inc., 10.625% Sr. Nts.,
 8/1/08                                                    7,000,000     7,358,750
----------------------------------------------------------------------------------
 Leviathan Gas Pipeline Partners LP/Leviathan Finance
 Corp., 10.375% Sr. Unsec. Sub. Nts., Series B, 6/1/09     3,750,000     3,993,750
----------------------------------------------------------------------------------
 Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08         7,250,000     6,416,250
----------------------------------------------------------------------------------
 Petroleum Helicopters, Inc., 9.375% Sr. Nts., 5/1/09      1,500,000     1,545,000
----------------------------------------------------------------------------------
 Trico Marine Services, Inc., 8.875% Sr. Nts., 5/15/12(5)  4,500,000     4,477,500
----------------------------------------------------------------------------------
 Universal Compression Holdings, Inc., 0%/9.875% Sr.
 Disc. Nts., 2/15/08(8)                                    8,000,000     7,640,000
                                                                      ------------
                                                                        40,796,575

----------------------------------------------------------------------------------
 OIL & Gas--3.6%
 Belden & Blake Corp., 9.875% Sr. Sub. Nts., 6/15/07       4,000,000     3,540,000
----------------------------------------------------------------------------------
 Chesapeake Energy Corp.:
 8.125% Sr. Unsec. Nts., 4/1/11                              500,000       493,750
 8.375% Sr. Unsec. Nts., 11/1/08                           3,000,000     3,015,000
----------------------------------------------------------------------------------
 Forest Oil Corp., 7.75% Sr. Nts., 5/1/14(5)               2,000,000     1,940,000
----------------------------------------------------------------------------------
 Frontier Oil Corp., 11.75% Sr. Nts., 11/15/09             5,500,000     5,871,250
----------------------------------------------------------------------------------
 Giant Industries, Inc., 11% Sr. Sub. Nts., 5/15/12(5)     1,400,000     1,239,000
----------------------------------------------------------------------------------
 Magnum Hunter Resources, Inc., 9.60% Sr. Nts., 3/15/12(5) 2,000,000     2,070,000
----------------------------------------------------------------------------------
 Pennzoil-Quaker State Co.:
 6.75% Nts., 4/1/09                                          500,000       520,236
 10% Sr. Nts., 11/1/08(1)                                  3,000,000     3,528,750
----------------------------------------------------------------------------------
 Pioneer Natural Resources Co., 7.50% Sr. Nts., 4/15/12    2,000,000     2,041,998
----------------------------------------------------------------------------------
 Pogo Producing Co., 8.75% Sr. Sub. Nts., Series B,
 5/15/07                                                   6,000,000     6,112,500
----------------------------------------------------------------------------------
 RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08        13,500,000     6,885,000





18   OPPENHEIMER HIGH YIELD FUND

                                                           PRINCIPAL  MARKET VALUE
                                                              AMOUNT    SEE NOTE 1
----------------------------------------------------------------------------------
 OIL & GAS Continued
 Stone Energy Corp.:
 8.75% Sr. Sub. Nts., 9/15/07                            $ 3,010,000  $  3,085,250
 8.25% Sr. Unsec. Sub. Nts., 12/15/11                      3,000,000     3,015,000
----------------------------------------------------------------------------------
 Swift Energy Co., 9.375% Sr. Unsec. Sub. Nts., 5/1/12     1,000,000       947,500
----------------------------------------------------------------------------------
 Westport Resources Corp., 8.25% Sr. Unsec. Sub. Nts.,
 11/1/11                                                   2,400,000     2,472,000
----------------------------------------------------------------------------------
 XTO Energy, Inc., 7.50% Sr. Nts., 4/15/12                 1,000,000     1,025,000
                                                                      ------------
                                                                        47,802,234

----------------------------------------------------------------------------------
 FINANCIALS--3.8%
----------------------------------------------------------------------------------
 BANKS--0.4%
 Armkel LLC/Armkel Finance, Inc., 9.50% Sr. Sub. Nts.,
 8/15/09                                                   1,900,000     1,985,500
----------------------------------------------------------------------------------
 Bank Plus Corp., 12% Sr. Nts., 7/18/07                       78,000        83,850
----------------------------------------------------------------------------------
 Western Financial Bank, 9.625% Unsec. Sub. Debs.,
 5/15/12                                                   3,400,000     3,417,000
                                                                      ------------
                                                                         5,486,350

----------------------------------------------------------------------------------
 DIVERSIFIED FINANCIALS--0.9%
 AmeriCredit Corp., 9.875% Sr. Nts., 4/15/06(1)            1,300,000     1,313,000
----------------------------------------------------------------------------------
 AMRESCO, Inc., 9.875% Sr. Sub. Nts., Series 98-A,
 3/15/05(2,7)                                              4,000,000       860,000
----------------------------------------------------------------------------------
 Finova Group, Inc. (The), 7.50% Nts., 11/15/09           13,500,000     4,522,500
----------------------------------------------------------------------------------
 IPC Acquisition Corp., 11.50% Sr. Sub. Nts., 12/15/09(5)  3,250,000     3,136,250
----------------------------------------------------------------------------------
 LaBranche & Co., Inc., 12% Sr. Unsec. Sub. Nts., 3/2/07   2,500,000     2,812,500
----------------------------------------------------------------------------------
 Lomas Financial Corp., 9% Cv. Sr. Nts., 10/31/03(1,2,7)   8,802,000            --
                                                                      ------------
                                                                        12,644,250

----------------------------------------------------------------------------------
 INSURANCE--0.1%
 Conseco, Inc., 10.75% Sr. Unsec. Nts., 6/15/09(5)         1,000,000       490,000
----------------------------------------------------------------------------------
 Parametric RE Ltd., 6.423% Nts., 11/19/07(5,6)            1,000,000       996,610
                                                                      ------------
                                                                         1,486,610

----------------------------------------------------------------------------------
 REAL ESTATE--2.4%
 CB Richard Ellis Services, Inc., 11.25% Sr. Unsec.
 Sub. Nts., 6/15/11                                          400,000       338,000
----------------------------------------------------------------------------------
 Corrections Corp. of America, 9.875% Sr. Nts., 5/1/09(5)  1,500,000     1,552,500
----------------------------------------------------------------------------------
 Felcor Lodging LP:
 8.50% Sr. Nts., 6/1/11                                    2,405,000     2,368,925
 9.50% Sr. Unsec. Nts., 9/15/08(5)                         1,600,000     1,632,000
----------------------------------------------------------------------------------
 Host Marriott LP, 9.50% Sr. Nts., 1/15/07(5)              4,000,000     4,055,000
----------------------------------------------------------------------------------
 IStar Financial, Inc., 8.75% Sr. Unsec. Nts., 8/15/08     3,000,000     2,978,607
----------------------------------------------------------------------------------
 MeriStar Hospitality Corp.:
 8.75% Sr. Unsec. Sub. Nts., 8/15/07                       1,200,000     1,068,000
 9% Sr. Nts., 1/15/08                                      2,000,000     1,920,000
 9.125% Sr. Nts., 1/15/11                                  2,350,000     2,256,000
 9.125% Sr. Unsec. Nts., 1/15/11(5)                        2,100,000     2,016,000
 10.50% Sr. Nts., 6/15/09(5)                                 500,000       507,500
----------------------------------------------------------------------------------
 Saul (B.F.) Real Estate Investment Trust, 9.75% Sr.
 Sec. Nts., Series B, 4/1/08                              10,000,000     9,950,000
----------------------------------------------------------------------------------
 Ventas Realty LP, 9% Sr. Nts., 5/1/12(5)                  1,500,000     1,545,000
                                                                      ------------
                                                                        32,187,532






19   OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS  Continued

                                                           PRINCIPAL  MARKET VALUE
                                                              AMOUNT    SEE NOTE 1
----------------------------------------------------------------------------------
 HEALTH CARE--4.3%
----------------------------------------------------------------------------------
 HEALTH CARE EQUIPMENT & SUPPLIES--0.9%
 Fisher Scientific International, Inc.:
 8.125% Sr. Sub. Nts., 5/1/12(5)                         $ 2,000,000  $  2,000,000
 9% Sr. Unsec. Sub. Nts., 2/1/08                           6,350,000     6,524,625
 9% Sr. Unsec. Sub. Nts., 2/1/08                           1,510,000     1,551,525
----------------------------------------------------------------------------------
 Sybron Dental Specialties, Inc., 8.125% Sr. Sub. Nts.,
 6/15/12(5)                                                1,200,000     1,194,000
----------------------------------------------------------------------------------
 Vanguard Health Systems, Inc., 9.75% Sr. Unsec.
 Sub. Nts., 8/1/11                                           500,000       523,750
                                                                      ------------
                                                                        11,793,900

----------------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & Services--3.4%
 aaiPharma, Inc., 11% Sr. Sub. Nts., 4/1/10(5)             1,700,000     1,581,000
----------------------------------------------------------------------------------
 AdvancePCS, Inc., 8.50% Sr. Unsec. Nts., 4/1/08           2,000,000     2,075,000
----------------------------------------------------------------------------------
 AmerisourceBergen Corp., 8.125% Sr. Nts, 9/1/08           4,000,000     4,150,000
----------------------------------------------------------------------------------
 Beverly Enterprises, Inc., 9.625% Sr. Unsec. Nts.,
 4/15/09                                                   3,200,000     3,296,000
----------------------------------------------------------------------------------
 Extendicare Health Services, Inc., 9.50% Sr. Nts.,
 7/1/10(5)                                                 1,900,000     1,911,875
----------------------------------------------------------------------------------
 Fresenius Medical Care Capital Trust II, 7.875% Nts.,
 2/1/08                                                    3,000,000     2,707,500
----------------------------------------------------------------------------------
 Hanger Orthopedic Group, Inc., 10.375% Sr. Nts.,
 2/15/09(5)                                                1,250,000     1,306,250
----------------------------------------------------------------------------------
 Healthsouth Corp., 7.625% Nts., 6/1/12(5)                 3,000,000     2,976,954
----------------------------------------------------------------------------------
 InSight Health Services Corp., 9.875% Sr. Sub. Nts.,
 11/1/11                                                   2,000,000     2,020,000
----------------------------------------------------------------------------------
 Magellan Health Services, Inc., 9% Sr. Sub. Nts.,
 2/15/08                                                   3,450,000     1,259,250
----------------------------------------------------------------------------------
 PacifiCare Health Systems, Inc., 10.75% Sr. Nts.,
 6/1/09(5)                                                 3,500,000     3,600,625
----------------------------------------------------------------------------------
 Rotech Healthcare, Inc., 9.50% Sr. Sub. Nts., 4/1/12(5)   3,200,000     3,280,000
----------------------------------------------------------------------------------
 Stewart Enterprises, Inc., 10.75% Sr. Unsec. Sub. Nts.,
 7/1/08                                                    5,400,000     5,994,000
----------------------------------------------------------------------------------
 Triad Hospitals, Inc., 8.75% Sr. Unsec. Nts., Series B,
 5/1/09                                                    3,600,000     3,780,000
----------------------------------------------------------------------------------
 US Oncology, Inc., 9.625% Sr. Sub. Nts., 2/1/12           1,500,000     1,462,500
----------------------------------------------------------------------------------
 Vicar Operating, Inc., 9.875% Sr. Sub. Nts., 12/1/09      4,000,000     4,220,000
                                                                      ------------
                                                                        45,620,954

----------------------------------------------------------------------------------
 INDUSTRIALS--14.3%
----------------------------------------------------------------------------------
 AEROSPACE & DEFENSE--1.6%
 Alliant Techsystems, Inc., 8.50% Sr. Unsec. Sub. Nts.,
 5/15/11                                                   2,400,000     2,520,000
----------------------------------------------------------------------------------
 American Plumbing & Mechanical, Inc., 11.625% Sr. Sub.
 Nts., Series B, 10/15/08                                  4,700,000     4,676,500
----------------------------------------------------------------------------------
 BE Aerospace, Inc.:
 8.875% Sr. Unsec. Sub. Nts., 5/1/11                       3,000,000     2,805,000
 9.50% Sr. Unsec. Sub. Nts., 11/1/08                       1,000,000       975,000
----------------------------------------------------------------------------------
 Decrane Aircraft Holdings, Inc., 12% Sr. Unsec. Sub.
 Nts., Series B, 9/30/08                                   4,000,000     3,700,000
----------------------------------------------------------------------------------
 Fairchild Corp., 10.75% Sr. Unsec. Sub. Nts., 4/15/09     3,400,000     1,955,000
----------------------------------------------------------------------------------
 L-3 Communications Corp., 7.625% Sr. Sub. Nts.,
 6/15/12(5)                                                3,800,000     3,809,500
----------------------------------------------------------------------------------
 Transdigm, Inc., 10.375% Sr. Sub. Nts., 12/1/08(5)        1,000,000     1,030,000
                                                                      ------------
                                                                        21,471,000

----------------------------------------------------------------------------------
 AIR FREIGHT & COURIERS--0.1%
 Atlas Air, Inc., 9.375% Sr. Unsec. Nts., 11/15/06         3,650,000     1,843,250





20   OPPENHEIMER HIGH YIELD FUND

                                                           PRINCIPAL  MARKET VALUE
                                                              AMOUNT    SEE NOTE 1
----------------------------------------------------------------------------------
 AIRLINES--0.5%
 Amtran, Inc.:
 9.625% Nts., 12/15/05                                   $ 2,300,000  $  1,598,500
 10.50% Sr. Nts., 8/1/04                                   7,600,000     5,510,000
                                                                      ------------
                                                                         7,108,500

----------------------------------------------------------------------------------
 BUILDING PRODUCTS--0.9%
 Associated Materials, Inc., 9.75% Sr. Sub. Nts.,
 4/15/12(5)                                                1,500,000     1,545,000
----------------------------------------------------------------------------------
 Nortek, Inc.:
 9.125% Sr. Unsec. Nts., Series B, 9/1/07                  4,000,000     4,070,000
 9.25% Sr. Nts., Series B, 3/15/07                         5,500,000     5,596,250
 9.875% Sr. Unsec. Sub. Nts., 6/15/11                      1,000,000     1,015,000
                                                                      ------------
                                                                        12,226,250

----------------------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--4.1%
 Allied Waste North America, Inc.:
 8.50% Sr. Sub. Nts., 12/1/08                              9,700,000     9,409,000
 8.875% Sr. Nts., Series B, 4/1/08                         7,900,000     7,781,500
 10% Sr. Unsec. Sub. Nts., Series B, 8/1/09                9,000,000     8,888,220
----------------------------------------------------------------------------------
 American Pad & Paper Co., 13% Sr. Sub. Nts., Series B,
 11/15/05(1,2,7)                                           2,500,000        37,500
----------------------------------------------------------------------------------
 Buhrmann US, Inc., 12.25% Sr. Unsec. Sub. Nts., 11/1/09   2,500,000     2,612,500
----------------------------------------------------------------------------------
 Coinmach Corp., 9% Sr. Nts., 2/1/10(5)                    2,250,000     2,295,000
----------------------------------------------------------------------------------
 Comforce Operating, Inc., 12% Sr. Nts., Series B,
 12/1/07                                                   2,400,000     1,464,000
----------------------------------------------------------------------------------
 Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                2,805,000     2,917,200
----------------------------------------------------------------------------------
 Hydrochem Industrial Services, Inc., 10.375% Sr.
 Sub. Nts., 8/1/07(1)                                      3,500,000     2,747,500
----------------------------------------------------------------------------------
 IT Group, Inc., 11.25% Sr. Unsec. Sub. Nts., Series B,
 4/1/09(1,2)                                               3,850,000         4,813
----------------------------------------------------------------------------------
 Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts.,
 2/15/09                                                   7,500,000     7,462,500
----------------------------------------------------------------------------------
 Mail-Well, Inc., 9.625% Sr. Nts., 3/15/12(5)              3,450,000     3,484,500
----------------------------------------------------------------------------------
 Protection One, Inc./Protection One Alarm Monitoring,
 Inc., 7.375% Sr. Unsec. Nts., 8/15/05                     1,500,000     1,327,500
----------------------------------------------------------------------------------
 Stericycle, Inc., 12.375% Sr. Unsec. Sub. Nts.,
 Series B, 11/15/09                                        2,584,000     2,984,520
----------------------------------------------------------------------------------
 Synagro Technologies, Inc., 9.50% Sr. Sub. Nts.,
 4/1/09(5)                                                 1,700,000     1,751,000
                                                                      ------------
                                                                        55,167,253

----------------------------------------------------------------------------------
 CONSTRUCTION & ENGINEERING--1.1%
 Brand Scaffold Services, Inc., 10.25% Sr. Unsec. Nts.,
 2/15/08                                                   4,000,000     3,950,000
----------------------------------------------------------------------------------
 CSC Holdings, Inc.:
 7.625% Sr. Unsec. Unsub. Nts., Series B, 4/1/11           1,650,000     1,329,524
 9.875% Sr. Sub. Debs., 2/15/13(1)                           700,000       521,500
----------------------------------------------------------------------------------
 Integrated Electrical Services, Inc.:
 9.375% Sr. Sub. Nts., Series B, 2/1/09                    3,000,000     2,895,000
 9.375% Sr. Sub. Nts., Series C, 2/1/09                      500,000       482,500
----------------------------------------------------------------------------------
 Spectrasite Holdings, Inc.:
 0%/11.25% Sr. Unsec. Disc. Nts., 4/15/09(8)               1,500,000       397,500
 0%/12% Sr. Disc. Nts., 7/15/08(8)                         6,900,000     2,173,500
----------------------------------------------------------------------------------
 URS Corp., 12.25% Sr. Sub. Nts., Series B, 5/1/09         3,000,000     3,015,000
                                                                      ------------
                                                                        14,764,524






21   OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS  Continued

                                                           PRINCIPAL  MARKET VALUE
                                                              AMOUNT    SEE NOTE 1
----------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--0.5%
 Cherokee International LLC, 10.50% Sr. Unsec. Sub.
 Nts., Series B, 5/1/09                                  $ 6,000,000  $  3,030,000
----------------------------------------------------------------------------------
 Dayton Superior Corp., 13% Sr. Unsec. Sub. Nts., 6/15/09  2,250,000     2,261,250
----------------------------------------------------------------------------------
 UCAR Finance, Inc., 10.25% Sr. Nts., 2/15/12(5)           1,600,000     1,640,000
                                                                      ------------
                                                                         6,931,250

----------------------------------------------------------------------------------
 INDUSTRIAL CONGLOMERATES--1.5%
 Great Lakes Dredge & Dock Corp., 11.25% Sr. Unsec.
 Sub. Nts., 8/15/08                                        8,550,000     9,020,250
----------------------------------------------------------------------------------
 Norse CBO Ltd., 9.342% Sub. Bonds, Series 1A, Cl. C2,
 8/13/10(1)                                               11,000,000     6,462,500
----------------------------------------------------------------------------------
 Tyco International Group SA, 6.375% Nts., 10/15/11        5,700,000     4,371,843
                                                                      ------------
                                                                        19,854,593

----------------------------------------------------------------------------------
 MACHINERY--2.7%
 Actuant Corp., 13% Sr. Sub. Nts., 5/1/09                  1,455,000     1,695,075
----------------------------------------------------------------------------------
 AGCO Corp., 9.50% Sr. Unsec. Nts., 5/1/08                 6,000,000     6,375,000
----------------------------------------------------------------------------------
 Eagle-Picher Industries, Inc., 9.375% Sr. Unsec. Sub.
 Nts., 3/1/08                                              2,800,000     2,324,000
----------------------------------------------------------------------------------
 Insilco Corp., 12% Sr. Sub. Nts., 8/15/07(2)              7,500,000       600,000
----------------------------------------------------------------------------------
 International Wire Group, Inc., 11.75% Sr. Sub. Nts.,
 Series B, 6/1/05                                          6,055,000     5,449,500
----------------------------------------------------------------------------------
 Joy Global, Inc., 8.75% Sr. Sub. Nts., 3/15/12(5)         1,700,000     1,746,750
----------------------------------------------------------------------------------
 NMHG Holding Co., 10% Sr. Nts., 5/15/09(5)                1,600,000     1,632,000
----------------------------------------------------------------------------------
 Park-Ohio Industries, Inc., 9.25% Sr. Sub. Nts., 12/1/07  2,000,000     1,370,000
----------------------------------------------------------------------------------
 Roller Bearing Co. of America, Inc., 9.625% Sr. Sub.
 Nts., Series B, 6/15/07                                   5,480,000     5,315,600
----------------------------------------------------------------------------------
 Terex Corp.:
 8.875% Sr. Unsec. Sub. Nts., 4/1/08                         700,000       714,000
 8.875% Sr. Unsec. Sub. Nts., Series C, 4/1/08             2,000,000     2,040,000
 9.25% Sr. Unsec. Sub. Nts., 7/15/11                       4,000,000     4,160,000
 10.375% Sr. Unsec. Sub. Nts., Series B, 4/1/11            2,000,000     2,160,000
                                                                      ------------
                                                                        35,581,925

----------------------------------------------------------------------------------
 MARINE--1.0%
 CP Ships Ltd., 10.375% Sr. Nts., 7/15/12(5)               4,200,000     4,147,500
----------------------------------------------------------------------------------
 Millenium Seacarriers, Inc., Units (each unit consists
 of $1,000 principal amount of 12% first priority ship
 mtg. sr. sec. nts., 7/15/05 and one warrant to purchase
 five shares of common stock)(1,2,11)                      5,000,000     2,750,000
----------------------------------------------------------------------------------
 Navigator Gas Transport plc, 10.50% First Priority Ship
 Mtg. Nts., 6/30/07(5)                                     5,800,000     2,697,000
----------------------------------------------------------------------------------
 Pacific & Atlantic Holdings, Inc., 10.50% Sec. Nts.,
 12/31/07(5)                                               1,899,299       674,251
----------------------------------------------------------------------------------
 Teekay Shipping Corp., 8.875% Sr. Nts., 7/15/11           3,175,000     3,317,875
                                                                      ------------
                                                                        13,586,626

----------------------------------------------------------------------------------
 ROAD & RAIL--0.2%
 Kansas City Southern Railway, 7.50% Sr. Nts., 6/15/09(5)  2,000,000     2,012,500
----------------------------------------------------------------------------------
 Transportation Infrastructure--0.1%
 Budget Group, Inc., 9.125% Sr. Unsec. Nts., 4/1/06(2)     6,500,000     1,592,500

----------------------------------------------------------------------------------
 INFORMATION TECHNOLOGY--2.0%
----------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--0.0%
 CellNet Data Systems, Inc., 0%/14% Sr. Unsec. Disc.
 Nts., 10/1/07(1,2,7,8)                                    9,220,000           922





22   OPPENHEIMER HIGH YIELD FUND

                                                           PRINCIPAL  MARKET VALUE
                                                              AMOUNT    SEE NOTE 1
----------------------------------------------------------------------------------
 COMPUTERS & PERIPHERALS--0.1%
 Seagate Technology Hdd Holdings, 8% Sr. Nts.,
 5/15/09(5)                                              $ 1,700,000  $  1,708,500
----------------------------------------------------------------------------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
 ChipPAC International Co. Ltd., 12.75% Sr. Unsec. Sub.
 Nts., Series B, 8/1/09(1)                                 2,500,000     2,637,500
----------------------------------------------------------------------------------
 Communications & Power Industries, Inc., 12% Sr. Sub.
 Nts., Series B, 8/1/05(1)                                   350,000       283,500
----------------------------------------------------------------------------------
 Flextronics International Ltd., 9.875% Sr. Unsec. Sub.
 Nts., 7/1/10                                              1,700,000     1,785,000
----------------------------------------------------------------------------------
 Ingram Micro, Inc., 9.875% Sr. Unsec. Sub. Nts., 8/15/08  3,000,000     3,135,000
                                                                      ------------
                                                                         7,841,000

----------------------------------------------------------------------------------
 INTERNET SOFTWARE & SERVICES--0.2%
 Equinix, Inc., 13% Sr. Unsec. Nts., 12/1/07(1)            5,250,000       971,250
----------------------------------------------------------------------------------
 Exodus Communications, Inc., 10.75% Sr. Nts.,
 12/15/09(2,7) [EUR]                                       5,000,000       790,080
----------------------------------------------------------------------------------
 FirstWorld Communications, Inc., 0%/13% Sr. Disc. Nts.,
 4/15/08(1,2,7,8)                                          5,000,000       481,250
----------------------------------------------------------------------------------
 Globix Corp., 12.50% Sr. Unsec. Nts., 2/1/10(2)           3,500,000       647,500
----------------------------------------------------------------------------------
 PSINet, Inc.:
 10.50% Sr. Unsec. Nts., 12/1/06(2,7) [EUR]                1,000,000        81,477
 11% Sr. Nts., 8/1/09(2,7)                                 2,350,000       240,875
                                                                      ------------
                                                                         3,212,432

----------------------------------------------------------------------------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS--1.1%
 Amkor Technology, Inc.:
 9.25% Sr. Unsec. Nts., 5/1/06                             3,300,000     2,722,500
 9.25% Sr. Unsec. Sub. Nts., 2/15/08                       1,700,000     1,394,000
----------------------------------------------------------------------------------
 Fairchild Semiconductor Corp.:
 10.375% Sr. Unsec. Nts., 10/1/07                          7,800,000     8,151,000
 10.50% Sr. Unsec. Sub. Nts., 2/1/09                       2,200,000     2,354,000
                                                                      ------------
                                                                        14,621,500

----------------------------------------------------------------------------------
 MATERIALS--11.9%
----------------------------------------------------------------------------------
 CHEMICALS--3.9%
 Applied Extrusion Technologies, Inc., 10.75% Sr. Nts.,
 Series B, 7/1/11                                          3,500,000     3,167,500
----------------------------------------------------------------------------------
 Avecia Group plc, 11% Sr. Unsec. Nts., 7/1/09             4,200,000     4,200,000
----------------------------------------------------------------------------------
 ClimaChem, Inc., 10.75% Sr. Unsec. Nts., Series B,
 12/1/07(1)                                                2,000,000     1,010,000
----------------------------------------------------------------------------------
 Compass Minerals Group, Inc., 10% Sr. Sub. Nts., 8/15/11  3,200,000     3,392,000
----------------------------------------------------------------------------------
 Equistar Chemicals LP, 8.75% Sr. Unsec. Nts., 2/15/09     2,000,000     1,790,540
----------------------------------------------------------------------------------
 Georgia Gulf Corp., 10.375% Sr. Unsec. Sub. Nts.,
 11/1/07                                                   1,000,000     1,075,000
----------------------------------------------------------------------------------
 Huntsman Corp./ICI Chemical Co. plc, Zero Coupon
 Sr. Unsec. Disc. Nts., 13.09%, 12/31/09(12)               4,500,000     1,102,500
----------------------------------------------------------------------------------
 Huntsman International LLC, 9.875% Sr. Nts., 3/1/09(5)    1,700,000     1,712,750
----------------------------------------------------------------------------------
 IMC Global, Inc., 11.25% Sr. Unsec. Nts., Series B,
 6/1/11                                                    1,200,000     1,302,000
----------------------------------------------------------------------------------
 ISP Chemco, Inc., 10.25% Sr. Unsec. Sub. Nts., 7/1/11     3,500,000     3,587,500
--------------------------------------------------------------------------------
 ISP Holdings, Inc., 10.625% Bonds, 12/15/09(5)            2,500,000     2,487,500








23   OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS  Continued

                                                           PRINCIPAL  MARKET VALUE
                                                              AMOUNT    SEE NOTE 1
----------------------------------------------------------------------------------
 CHEMICALS Continued
 Lyondell Chemical Co.:
 9.50% Sec. Nts., 12/15/08                               $ 1,300,000  $  1,215,500
 9.625% Sr. Sec. Nts., Series A, 5/1/07                    2,250,000     2,154,375
 9.875% Sec. Nts., Series B, 5/1/07                        3,000,000     2,880,000
----------------------------------------------------------------------------------
 NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03(9)    3,543,000     3,560,715
----------------------------------------------------------------------------------
 Noveon, Inc., 11% Sr. Unsec. Sub. Nts., Series B,
 2/28/11                                                   3,500,000     3,727,500
----------------------------------------------------------------------------------
 OM Group, Inc., 9.25% Sr. Sub. Nts., 12/15/11             2,800,000     2,912,000
----------------------------------------------------------------------------------
 PCI Chemicals Canada, 10% Sr. Sec. Nts., 12/31/08           989,550       679,079
----------------------------------------------------------------------------------
 Pioneer Cos., Inc., 5.355% Sr. Sec. Nts., 12/31/06(1,6)     329,850       216,464
----------------------------------------------------------------------------------
 Royster-Clark, Inc., 10.25% First Mtg. Nts., 4/1/09       1,500,000     1,057,500
----------------------------------------------------------------------------------
 Sterling Chemicals, Inc.:
 11.75% Sr. Unsec. Sub. Nts., 8/15/06(2,9)                 3,000,000       435,000
 12.375% Sr. Sec. Nts., Series B, 7/15/06(2)               6,000,000     5,610,000
----------------------------------------------------------------------------------
 Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03        2,800,000     2,828,000
                                                                      ------------
                                                                        52,103,423

----------------------------------------------------------------------------------
 CONSTRUCTION MATERIALS--0.1%
 Formica Corp., 10.875% Sr. Unsec. Sub. Nts., Series B,
 3/1/09(2)                                                 3,500,000       962,500
----------------------------------------------------------------------------------
 CONTAINERS & PACKAGING--2.4%
 Ball Corp., 8.25% Sr. Unsec. Sub. Nts., 8/1/08            3,300,000     3,432,000
----------------------------------------------------------------------------------
 Graphic Packaging Corp., 8.625% Sr. Sub. Nts., 2/15/12(5) 2,500,000     2,593,750
----------------------------------------------------------------------------------
 Owens-Brockway Glass Container, Inc., 8.875% Sr. Sec.
 Nts., 2/15/09(5)                                          2,000,000     2,010,000
----------------------------------------------------------------------------------
 Packaging Corp. of America, 9.625% Sr. Unsec. Sub.
 Nts., 4/1/09                                              2,000,000     2,170,000
----------------------------------------------------------------------------------
 Riverwood International Corp.:
 10.625% Sr. Unsec. Nts., 8/1/07                           4,500,000     4,747,500
 10.875% Sr. Sub. Nts., 4/1/08                             3,900,000     4,075,500
----------------------------------------------------------------------------------
 Silgan Holdings, Inc., 9% Sr. Sub. Debs., 6/1/09(5)         500,000       517,500
----------------------------------------------------------------------------------
 Stone Container Corp.:
 8.375% Sr. Nts., 7/1/12(5)                                2,100,000     2,126,250
 9.25% Sr. Unsec. Nts., 2/1/08                             3,000,000     3,172,500
 9.75% Sr. Unsec. Nts., 2/1/11                             4,000,000     4,300,000
----------------------------------------------------------------------------------
 TriMas Corp., 9.875% Sr. Sub. Nts., 6/15/12(5)            3,400,000     3,408,500
                                                                      ------------
                                                                        32,553,500

----------------------------------------------------------------------------------
 METALS & MINING--3.8%
 AK Steel Corp.:
 7.75% Sr. Unsec. Nts., 6/15/12(5)                         5,500,000     5,472,500
 7.875% Sr. Unsec. Nts., 2/15/09                           1,000,000     1,005,000
----------------------------------------------------------------------------------
 Better Minerals & Aggregates Co., 13% Sr. Unsec.
 Sub. Nts., 9/15/09                                          700,000       661,500
----------------------------------------------------------------------------------
 California Steel Industries Corp., 8.50% Sr. Unsec.
 Nts., Series B, 4/1/09                                    2,300,000     2,328,750
----------------------------------------------------------------------------------
 Centaur Mining & Exploration Ltd., 11% Sr. Nts.,
 12/1/07(2)                                                5,025,000       332,906
----------------------------------------------------------------------------------
 Century Aluminum Co., 11.75% Sr. Sec. Nts., 4/15/08       5,000,000     5,400,000
----------------------------------------------------------------------------------
 Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts.,
 Series B, 5/15/08                                         2,900,725     1,986,997
----------------------------------------------------------------------------------
 International Utility Structures, Inc., 13% Unsec. Sub.
 Nts., 2/1/08                                                814,000       162,800
----------------------------------------------------------------------------------
 Jorgensen (Earle M.) Co., 9.75% Sr. Sec. Nts., 6/1/12(5)  3,500,000     3,465,000







24   OPPENHEIMER HIGH YIELD FUND

                                                           PRINCIPAL  MARKET VALUE
                                                              AMOUNT    SEE NOTE 1
----------------------------------------------------------------------------------
 METALS & MINING Continued
 Kaiser Aluminum & Chemical Corp.:
 10.875% Sr. Nts., Series B, 10/15/06(2)                 $ 2,000,000  $  1,570,000
 12.75% Sr. Sub. Nts., 2/1/03(2)                           7,850,000     1,452,250
----------------------------------------------------------------------------------
 Metallurg Holdings, Inc., 0%/12.75% Sr. Disc. Nts.,
 7/15/08(8)                                                6,000,000     2,775,000
----------------------------------------------------------------------------------
 Metallurg, Inc., 11% Sr. Nts., 12/1/07                    6,320,000     5,719,600
----------------------------------------------------------------------------------
 National Steel Corp., 9.875% First Mtg. Bonds,
 Series D, 3/1/09(2)                                      12,500,000     4,687,500
----------------------------------------------------------------------------------
 P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B,
 5/15/08                                                   3,280,000     3,485,000
----------------------------------------------------------------------------------
 Steel Dynamics, Inc., 9.50% Sr. Nts., 3/15/09(5)          2,000,000     2,120,000
----------------------------------------------------------------------------------
 United States Steel LLC, 10.75% Sr. Nts., 8/1/08          4,700,000     4,911,500
----------------------------------------------------------------------------------
 WHX Corp., 10.50% Sr. Unsec. Nts., 4/15/05                5,000,000     4,125,000
                                                                      ------------
                                                                        51,661,303

----------------------------------------------------------------------------------
 PAPER & FOREST PRODUCTS--1.7%
 Ainsworth Lumber Co. Ltd.:
 12.50% Sr. Nts., 7/15/07(10)                              5,500,000     5,981,250
 13.875% Sr. Sec. Nts., 7/15/07                            3,500,000     3,937,500
----------------------------------------------------------------------------------
 Doman Industries Ltd., 8.75% Sr. Nts., 3/15/04(2)        11,000,000     2,255,000
----------------------------------------------------------------------------------
 Georgia-Pacific Corp., 8.125% Sr. Unsec. Nts., 5/15/11    4,900,000     4,697,007
----------------------------------------------------------------------------------
 Louisiana-Pacific Corp., 10.875% Sr. Sub. Nts., 11/15/08  1,000,000     1,105,000
----------------------------------------------------------------------------------
 Tembec Industries, Inc., 7.75% Sr. Nts., 3/15/12          2,800,000     2,793,000
----------------------------------------------------------------------------------
 U.S. Timberlands Co. LP, 9.625% Sr. Nts., 11/15/07        4,000,000     2,660,000
                                                                      ------------
                                                                        23,428,757

----------------------------------------------------------------------------------
 TELECOMMUNICATION SERVICES--7.2%
----------------------------------------------------------------------------------
 DIVERSIFIED TELECOMMUNICATION SERVICES--1.9%
 360networks, Inc.:
 13% Sr. Unsec. Nts., 5/1/08(1,2,7) [EUR]                  1,000,000            99
 13% Sr. Unsec. Nts., 5/1/08(1,2,7)                        3,500,000           350
----------------------------------------------------------------------------------
 Adelphia Business Solutions, Inc., 12% Sr. Sub. Nts.,
 11/1/07(1,2)                                              1,600,000           160
----------------------------------------------------------------------------------
 American Tower Corp., 9.375% Sr. Nts., 2/1/09               700,000       388,500
----------------------------------------------------------------------------------
 COLO.com, Inc., 13.875% Sr. Nts., 3/15/10(1,2,7)          2,000,000        35,000
----------------------------------------------------------------------------------
 Concentric Network Corp., 12.75% Sr. Unsec. Nts.,
 12/15/07(2,7)                                             3,065,000        91,950
----------------------------------------------------------------------------------
 ESAT Telecom Group plc, 11.875% Sr. Unsec. Unsub. Nts.,
 11/1/09 [EUR]                                             1,000,000     1,123,395
----------------------------------------------------------------------------------
 Focal Communications Corp.:
 0%/12.125% Sr. Unsec. Disc. Nts., 2/15/08(8)              2,200,000       165,000
 11.875% Sr. Unsec. Nts., Series B, 1/15/10(1)                75,000        12,375
----------------------------------------------------------------------------------
 ICG Services, Inc., 0%/10% Sr. Exchangeable Unsec.
 Disc. Nts., 2/15/08(2,7,8)                                1,485,000        48,262
----------------------------------------------------------------------------------
 Intermedia Communications, Inc.:
 0%/11.25% Sr. Disc. Nts., Series B, 7/15/07(2,7,8)          500,000       157,500
 0%/12.25% Sr. Disc. Nts., Series B, 3/1/09(2,7,8)         3,000,000       315,000
 8.50% Sr. Nts., Series B, 1/15/08(2,7)                      700,000       220,500
 8.60% Sr. Unsec. Nts., Series B, 6/1/08(2)                1,200,000       366,000
----------------------------------------------------------------------------------
 KMC Telecom Holdings, Inc., 0%/12.50% Sr. Unsec. Disc.
 Nts., 2/15/08(1,8)                                       12,500,000       312,500








25   OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS  Continued

                                                           PRINCIPAL  MARKET VALUE
                                                              AMOUNT    SEE NOTE 1
----------------------------------------------------------------------------------
 DIVERSIFIED TELECOMMUNICATION SERVICES Continued
 Level 3 Communications, Inc.:
 0%/10.50% Sr. Disc. Nts., 12/1/08(8)                    $11,900,000  $  2,320,500
 0%/12.875% Sr. Unsec. Disc. Nts., 3/15/10(8)              2,000,000       350,000
----------------------------------------------------------------------------------
 Metromedia Fiber Network, Inc.:
 10% Sr. Nts., 12/15/092 [EUR]                             2,000,000        98,760
 10% Sr. Unsec. Nts., Series B, 11/15/08(2)                4,300,000        64,500
----------------------------------------------------------------------------------
 NorthPoint Communications Group, Inc., 12.875% Nts.,
 2/15/10(2,7)                                              3,000,000       615,000
----------------------------------------------------------------------------------
 Ntelos, Inc., 13% Sr. Nts., 8/15/10(1)                    3,500,000     1,417,500
----------------------------------------------------------------------------------
 NTL Communications Corp.:
 0%/9.75% Sr. Unsec. Nts., Series B, 4/15/09(2,7,8) [GBP] 15,800,000     6,803,713
 0%/11.50% Sr. Nts., 11/15/09(2,7,8) [EUR]                 2,750,000       645,026
 9.875% Sr. Unsec. Nts., Series B, 11/15/09(2) [EUR]       3,000,000       948,096
----------------------------------------------------------------------------------
 NTL, Inc., 0%/10.75% Sr. Unsec. Unsub. Nts., Series B,
 4/1/08(2,7,8) [GBP]                                         200,000        86,885
--------------------------------------------------------------------------------
 Orion Network Systems, Inc., 12.50% Sr. Disc. Nts.,
 1/15/07                                                   5,310,000     2,634,583
----------------------------------------------------------------------------------
 PanAmSat Corp., 8.50% Sr. Nts., 2/1/12(5)                 4,500,000     4,162,500
----------------------------------------------------------------------------------
 Pratama Datakom Asia BV, 12.75% Gtd. Nts., 7/15/05(1,2)   4,000,000       300,000
----------------------------------------------------------------------------------
 RCN Corp., 10.125% Sr. Unsec. Nts., 1/15/10                 543,000       141,180
----------------------------------------------------------------------------------
 Tele1 Europe BV:
 11.875% Sr. Nts., 12/1/09 [EUR]                           2,000,000       256,776
 13% Sr. Unsec. Nts., 5/15/09 [EUR]                        3,000,000       429,606
----------------------------------------------------------------------------------
 Teligent, Inc., 11.50% Sr. Nts., 12/1/07(1,2,7)           2,300,000           230
----------------------------------------------------------------------------------
 Time Warner Telecom LLC/Time Warner Telecom, Inc.,
 9.75% Sr. Nts., 7/15/08                                   2,000,000       970,000
----------------------------------------------------------------------------------
 Viatel, Inc., 11.25% Sr. Sec. Nts., 4/15/08(1,2,7)        2,925,000        21,938
----------------------------------------------------------------------------------
 XO Communications, Inc.:
 0%/9.45% Sr. Unsec. Disc. Nts., 4/15/08(2,7,8)            2,250,000        45,000
 0%/12.25% Sr. Unsec. Disc. Nts., 6/1/09(2,7,8)            2,000,000        40,000
 9.625% Sr. Nts., 10/1/07(2)                               5,000,000       150,000
 10.75% Sr. Unsec. Nts., 11/15/08(2)                       5,500,000       165,000
                                                                      ------------
                                                                        25,903,384

----------------------------------------------------------------------------------
 WIRELESS TELECOMMUNICATION SERVICES--5.3%
 Alamosa Delaware, Inc., 12.50% Sr. Unsec. Nts., 2/1/11    2,600,000       741,000
----------------------------------------------------------------------------------
 American Cellular Corp., 9.50% Sr. Sub. Nts., 10/15/09    7,000,000     1,295,000
----------------------------------------------------------------------------------
 Crown Castle International Corp.:
 0%/10.375% Sr. Disc. Nts., 5/15/11(8)                     8,400,000     3,906,000
 0%/10.625% Sr. Unsec. Disc. Nts., 11/15/07(8)             8,790,000     5,933,250
 9.50% Sr. Nts., 8/1/11                                      300,000       190,500
----------------------------------------------------------------------------------
 CTI Holdings SA, 0%/11.50% Sr. Deferred Coupon Nts.,
 4/15/08(1,2,7,8)                                          4,650,000       209,250
----------------------------------------------------------------------------------
 Dobson Communications Corp., 10.875% Sr. Unsec. Nts.,
 7/1/10                                                      500,000       297,500
----------------------------------------------------------------------------------
 IPCS, Inc., 0%/14% Sr. Unsec. Disc. Nts., 7/15/10(8)      1,350,000       182,250
----------------------------------------------------------------------------------
 Leap Wireless International, Inc.:
 0%/14.50% Sr. Unsec. Disc. Nts., 4/15/10(8)               4,500,000       247,500
 12.50% Sr. Nts., 4/15/10                                  2,900,000       333,500








26   OPPENHEIMER HIGH YIELD FUND

                                                           PRINCIPAL  MARKET VALUE
                                                              AMOUNT    SEE NOTE 1
----------------------------------------------------------------------------------
 WIRELESS TELECOMMUNICATION SERVICES Continued
 Microcell Telecommunications, Inc.:
 0%/11.125% Sr. Disc. Nts., Series B, 10/15/07(8) [CAD]  $ 4,500,000  $    229,305
 0%/12% Sr. Unsec. Disc. Nts., 6/1/09(8)                   3,800,000       209,000
----------------------------------------------------------------------------------
 Millicom International Cellular SA, 13.50% Sr. Disc.
 Nts., 6/1/06                                              1,160,000       411,800
----------------------------------------------------------------------------------
 Nextel Communications, Inc.:
 0%/9.95% Sr. Disc. Nts., 2/15/08(8)                       5,200,000     2,509,000
 0%/10.65% Sr. Disc. Nts., 9/15/07(8)                      4,000,000     2,190,000
 12% Sr. Unsec. Nts., 11/1/08                              2,000,000     1,105,000
----------------------------------------------------------------------------------
 Nextel Partners, Inc., 11% Sr. Unsec. Nts., 3/15/10       1,000,000       402,500
----------------------------------------------------------------------------------
 Omnipoint Corp., 11.50% Sr. Nts., 9/15/09(5)              8,865,000     8,909,325
----------------------------------------------------------------------------------
 Orbcomm Global LP (Escrow), 8/15/04                       3,775,000            --
----------------------------------------------------------------------------------
 Polska Telefoniz Cyfrowa International Financial II SA,
 11.25% Sr. Sub. Nts., 12/1/09 [EUR]                       2,750,000     2,790,587
----------------------------------------------------------------------------------
 Price Communications Wireless, Inc.:
 9.125% Sr. Sec. Nts., Series B, 12/15/06                  1,500,000     1,569,375
 11.75% Sr. Sub. Nts., 7/15/07                             4,225,000     4,473,219
----------------------------------------------------------------------------------
 Rogers Communications, Inc., 8.75% Sr. Nts.,
 7/15/07 [CAD]                                             3,030,000     1,847,804
----------------------------------------------------------------------------------
 Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B,
 5/15/08                                                   2,400,000     1,116,000
----------------------------------------------------------------------------------
 SBA Communications Corp.:
 0%/12% Sr. Unsec. Disc. Nts., 3/1/08(8)                  15,820,000     8,938,300
 10.25% Sr. Unsec. Nts., 2/1/09                            3,500,000     2,117,500
----------------------------------------------------------------------------------
 TeleCorp PCS, Inc.:
 0%/11.625% Sr. Unsec. Sub. Disc. Nts., 4/15/09(8)         2,460,000     1,881,900
 10.625% Sr. Unsec. Sub. Nts., 7/15/10                     2,998,000     2,818,120
----------------------------------------------------------------------------------
 Tritel PCS, Inc.:
 0%/12.75% Sr. Unsec. Sub. Disc. Nts., 5/15/09(8)          2,221,000     1,754,590
 10.375% Sr. Sub. Nts., 1/15/11                            4,159,000     3,805,485
----------------------------------------------------------------------------------
 Triton PCS, Inc.:
 8.75% Sr. Unsec. Sub. Nts., 11/15/11                        500,000       310,000
 9.375% Sr. Unsec. Sub. Nts., 2/1/11                       1,000,000       645,000
----------------------------------------------------------------------------------
 US Unwired, Inc., 0%/13.375% Sr. Unsec. Sub. Disc.
 Nts., Series B, 11/1/09(8)                                5,850,000     1,433,250
----------------------------------------------------------------------------------
 VoiceStream Wireless Corp., 10.375% Sr. Unsec. Nts.,
 11/15/09                                                  7,230,000     6,976,950
                                                                      ------------
                                                                        71,779,760

----------------------------------------------------------------------------------
 UTILITIES--3.5%
----------------------------------------------------------------------------------
 ELECTRIC UTILITIES--3.1%
 AES Corp. (The):
 8.375% Sr. Unsec. Unsub. Nts., 3/1/11 [GBP]               2,500,000     2,476,988
 8.75% Sr. Unsec. Unsub. Nts., 6/15/08                     2,000,000     1,290,000
 8.875% Sr. Unsec. Nts., 2/15/11                           3,600,000     2,250,000
----------------------------------------------------------------------------------
 AES Drax Holdings Ltd., 10.41% Sr. Sec. Sub. Nts.,
 Series B, 12/31/20                                        6,000,000     5,070,000
----------------------------------------------------------------------------------
 Caithness Coso Funding Corp., 9.05% Sr. Sec. Nts.,
 Series B, 12/15/09                                        1,000,000     1,025,000
----------------------------------------------------------------------------------
 Calpine Corp., 8.50% Sr. Unsec. Nts., 2/15/11            18,600,000    12,555,000
----------------------------------------------------------------------------------
 CMS Energy Corp., 9.875% Sr. Unsec. Nts., 10/15/07        3,800,000     2,853,196
----------------------------------------------------------------------------------
 Edison Mission Energy:
 9.875% Sr. Unsec. Nts., 4/15/11                             800,000       793,374
 10% Sr. Unsec. Nts., 8/15/08                              4,025,000     4,010,289





27   OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS  Continued

                                                           PRINCIPAL  MARKET VALUE
                                                              AMOUNT    SEE NOTE 1
----------------------------------------------------------------------------------
 Electric Utilities Continued
 Empresa Electrica del Norte Grande SA, 10.50% Sr.
 Debs., 6/15/05(1)                                       $ 2,800,000  $    903,000
----------------------------------------------------------------------------------
 Messer Griesheim Holding AG, 10.375% Sr. Nts.,
 6/1/11 [EUR]                                              2,500,000     2,672,692
----------------------------------------------------------------------------------
 Mission Energy Holding Co., 13.50% Sr. Sec. Nts.,
 7/15/08                                                   1,000,000     1,010,000
----------------------------------------------------------------------------------
 Subic Power Corp., 9.50% Sr. Sec. Nts., 12/28/08(5)          92,793        91,401
----------------------------------------------------------------------------------
 Western Resources, Inc., 9.75% Sr. Unsec. Nts.,
 5/15/07(5)                                                5,000,000     4,794,750
                                                                      ------------
                                                                        41,795,690

----------------------------------------------------------------------------------
 GAS UTILITIES--0.3%
 AmeriGas Partners LP/AmeriGas Eagle Finance Corp.,
 8.875% Sr. Unsec. Nts., 5/20/11                           2,600,000     2,717,000
----------------------------------------------------------------------------------
 El Paso Energy Partners LP, 8.50% Sr. Unsec. Sub. Nts.,
 Series B, 6/1/11                                          1,500,000     1,500,000
                                                                      ------------
                                                                         4,217,000

----------------------------------------------------------------------------------
 MULTI-UTILITIES--0.1%
 Dynegy Holdings, Inc., 8.75% Sr. Nts., 2/15/12            1,000,000       746,296
                                                                     -------------
 Total Corporate Bonds and Notes (Cost $1,417,758,904)               1,140,876,366

                                                              Shares
----------------------------------------------------------------------------------
 PREFERRED STOCKS--2.1%
----------------------------------------------------------------------------------
 AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg,
 12/1/08(1,10)                                               106,678         1,067
----------------------------------------------------------------------------------
 Doane Pet Care Co., 14.25% Jr. Sub. Debs., Non-Vtg.(1,7)    140,000     4,935,000
----------------------------------------------------------------------------------
 Dobson Communications Corp.:
 12.25% Sr. Exchangeable, Non-Vtg.(10)                        9,757      4,317,472
 13% Sr. Exchangeable, Non-Vtg.(10)                          12,257      5,791,444
----------------------------------------------------------------------------------
 e.spire Communications, Inc., 12.75% Jr. Redeemable,
 Non-Vtg.(1,7,10)                                              3,738           374
----------------------------------------------------------------------------------
 Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable,
 Series B, Non-Vtg.(7)                                       28,000        679,000
----------------------------------------------------------------------------------
 Earthwatch, Inc., 12% Cv. Sr., Series C, Non-Vtg.(1)       225,660         60,928
----------------------------------------------------------------------------------
 Global Crossing Holdings Ltd., 10.50% Sr. Exchangeable,
 Non-Vtg.(1,10)                                               28,943            --
----------------------------------------------------------------------------------
 ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.(1,7,10)         1            --
----------------------------------------------------------------------------------
 McLeodUSA, Inc., 2.50% Cv., Series A(7)                       6,516        24,435
----------------------------------------------------------------------------------
 Nebco Evans Holdings, Inc., 11.25% Sr. Redeemable
 Exchangeable, Non-Vtg.(1,7,10)                               96,993            --
----------------------------------------------------------------------------------
 Nextel Communications, Inc., 13% Cum., Series D,
 Non-Vtg.(10)                                                      1            29
----------------------------------------------------------------------------------
 Pacific & Atlantic Holdings, Inc., 7.50% Cum. Cv.,
 Series A(1,7,10)                                            107,881       431,524
----------------------------------------------------------------------------------
 Paxson Communications Corp., 13.25% Cum. Jr.
 Exchangeable, Non-Vtg.(10)                                      663     5,187,975
----------------------------------------------------------------------------------
 PRIMEDIA, Inc., 8.625% Exchangeable, Series H, Non-Vtg.      55,700     1,684,925
----------------------------------------------------------------------------------
 Rural Cellular Corp., 11.375% Cum., Series B, Non-Vtg.(10)    9,153     1,761,952
----------------------------------------------------------------------------------
 Sovereign Real Estate Investment Trust, 12% Non-Cum.,
 Series A(1)                                                  26,250     2,933,438
                                                                     -------------
 Total Preferred Stocks (Cost $72,930,299)                              27,809,563







28   OPPENHEIMER HIGH YIELD FUND

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
----------------------------------------------------------------------------------
 COMMON STOCKS--0.5%
----------------------------------------------------------------------------------
 Adelphia Business Solutions, Inc.(7)                         6,605   $         66
----------------------------------------------------------------------------------
 Aurora Foods, Inc.(1,7)                                     11,809          9,506
----------------------------------------------------------------------------------
 Chesapeake Energy Corp.(7)                                 620,000      4,464,000
----------------------------------------------------------------------------------
 Covad Communications Group, Inc.(7)                        132,227        156,028
----------------------------------------------------------------------------------
 Grove Investors, Inc.(7)                                    26,666             --
----------------------------------------------------------------------------------
 Horizon Natural Resources Co.(1,7)                          93,333      1,026,663
----------------------------------------------------------------------------------
 ICO Global Communication Holdings Ltd.(7)                  168,429        311,594
----------------------------------------------------------------------------------
 Orbital Sciences Corp.(7)                                   19,224        153,215
----------------------------------------------------------------------------------
 Pioneer Cos., Inc.(1,7)                                     63,991        117,104
----------------------------------------------------------------------------------
 Pope, Evans & Robbins, Inc.(1,7)                         1,688,400             --
----------------------------------------------------------------------------------
 Resorts International, Inc.(1,7)                           187,188             --
----------------------------------------------------------------------------------
 Siena Holdings, Inc.(1,7)                                  250,240        305,292
----------------------------------------------------------------------------------
 TVMAX Holdings, Inc.(1,7)                                   30,000        570,000
----------------------------------------------------------------------------------
 WRC Media Corp.(1,7)                                         9,471             95
                                                                     -------------
 Total Common Stocks (Cost $19,712,785)                                  7,113,563

                                                              UNITS
----------------------------------------------------------------------------------
 RIGHTS, WARRANTS AND CERTIFICATES--0.1%
----------------------------------------------------------------------------------
 CellNet Data Systems, Inc. Wts., Exp. 10/1/07(1,7)           3,407             34
----------------------------------------------------------------------------------
 Charles River Laboratories International, Inc. Wts.,
 Exp. 10/1/09(1,7)                                            3,000        555,000
----------------------------------------------------------------------------------
 Chesapeake Energy Corp. Wts.:
 Exp. 1/23/03(1,7)                                           80,081             --
 Exp. 1/23/03(1,7)                                           57,200             --
 Exp. 9/1/04(1,7)                                           168,000             --
 Exp. 5/1/05(1,7)                                           118,003             --
----------------------------------------------------------------------------------
 COLO.com, Inc. Wts., Exp. 3/15/10(1,7)                       2,000             20
----------------------------------------------------------------------------------
 Concentric Network Corp. Wts., Exp. 12/15/07(1,7)            3,330             33
----------------------------------------------------------------------------------
 Covergent Communications, Inc. Wts., Exp. 4/1/08(1,7)        8,200             82
----------------------------------------------------------------------------------
 Decrane Aircraft Holdings, Inc. Wts., Exp. 9/30/08(1,7)      4,000             --
----------------------------------------------------------------------------------
 Diva Systems Corp. Wts., Exp. 3/1/08(1,7)                    7,500             75
----------------------------------------------------------------------------------
 e.spire Communications, Inc. Wts., Exp. 11/1/05(1,7)         2,575             26
----------------------------------------------------------------------------------
 Equinix, Inc. Wts., Exp. 12/1/07(1,7)                        5,250             52
----------------------------------------------------------------------------------
 Golden State Bancorp, Inc. Litigation Wts., 12/31/49(7)    107,699        117,403
----------------------------------------------------------------------------------
 Grove Investors, Inc., Tranche A Wts., Exp. 9/14/08(7)       7,407             --
----------------------------------------------------------------------------------
 Grove Investors, Inc., Tranche B Wts., Exp. 9/14/08(7)       7,407             --
----------------------------------------------------------------------------------
 Health Facilities Holdings, Inc. Wts., Exp. 9/27/09(1,7)     1,445            145
----------------------------------------------------------------------------------
 Horizon PCS, Inc. Wts., Exp. 10/1/10(1,7)                    6,300            315
----------------------------------------------------------------------------------
 ICG Communications, Inc. Wts., Exp. 9/15/05(1,7)            50,820            508
----------------------------------------------------------------------------------
 ICO Global Communication Holdings Ltd. Wts.:
 Exp. 5/16/06(7)                                             42,243            634
 Exp. 5/16/06(1,7)                                               63              1
----------------------------------------------------------------------------------
 In-Flight Phone Corp. Wts., Exp. 8/31/02(1,7)                6,000             --





29  OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS  Continued

                                                                      MARKET VALUE
                                                              UNITS     SEE NOTE 1
----------------------------------------------------------------------------------
 RIGHTS, WARRANTS AND CERTIFICATES Continued
----------------------------------------------------------------------------------
 Insilco Corp. Wts., Exp. 8/15/07(1,7)                        7,055   $         71
----------------------------------------------------------------------------------
 International Utility Structures, Inc. Wts., Exp. 2/1/03(7)    560             --
----------------------------------------------------------------------------------
 Internet Commerce & Communications, Inc. Wts., Exp.
 7/3/03(5,7)                                                 24,520             --
----------------------------------------------------------------------------------
 IPCS, Inc. Wts., Exp. 6/15/10(1,7)                           3,750          1,406
----------------------------------------------------------------------------------
 KMC Telecom Holdings, Inc. Wts., Exp. 4/15/08(1,7)          12,340            617
----------------------------------------------------------------------------------
 Leap Wireless International, Inc. Wts., Exp. 4/15/10(1,7)    3,500          2,188
----------------------------------------------------------------------------------
 Long Distance International, Inc. Wts., Exp. 4/13/08(1,7)    2,800             --
----------------------------------------------------------------------------------
 Loral Space & Communications Ltd. Wts., Exp. 1/15/07(1,7)    3,910             39
----------------------------------------------------------------------------------
 McLeodUSA, Inc. Wts., Exp. 4/16/07(1,7)                     14,440            144
----------------------------------------------------------------------------------
 Millenium Seacarriers, Inc. Wts., Exp. 7/15/05(1,7)          6,400             64
----------------------------------------------------------------------------------
 Ntelos, Inc. Wts., Exp. 8/15/10(1,7)                         5,000         21,250
----------------------------------------------------------------------------------
 Pathmark Stores, Inc. Wts., Exp. 9/19/10(7)                100,000        505,000
----------------------------------------------------------------------------------
 PLD Telekom, Inc., 9% Cv. Sub. Nts. Wts., Exp. 3/31/03
 (cv. into Metromedia International Group, Inc.)(1,7)           630              6
----------------------------------------------------------------------------------
 Protection One, Inc. Wts.:
 Exp. 11/1/03(1,7)                                          182,000             --
 Exp. 6/30/05(1,7)                                           49,120             --
----------------------------------------------------------------------------------
 Republic Technologies International LLC Wts., Exp.
 7/15/09(1,7)                                                 1,200             12
----------------------------------------------------------------------------------
 Telergy, Inc. Wts., Exp. 9/25/10(1,7)                        8,078             81
                                                                      ------------
 Total Rights, Warrants and Certificates (Cost $2,533,686)               1,205,206

                                                         PRINCIPAL
                                                            AMOUNT
----------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS--6.2%
----------------------------------------------------------------------------------
 Repurchase agreement with PaineWebber, Inc., 1.93%,
 dated 6/28/02, to be repurchased at $83,819,479 on
 7/1/02, collateralized by Federal Home Loan Mortgage
 Corp., 6%--6.50%, 12/1/27--2/1/32, with a value of
 $27,240,212 and Federal National Mortgage Assn.,
 5.50%--6%, 5/1/32, with a value of $58,442,424 (Cost
 $83,806,000)                                          $83,806,000      83,806,000
----------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $1,855,023,257)           111.9%  1,505,987,941
----------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                       (11.9)   (160,719,387)
                                                       ---------------------------
 NET ASSETS                                                  100.0% $1,345,268,554
                                                       ===========================










30   OPPENHEIMER HIGH YIELD FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:
CAD   Canadian Dollar
EUR   Euro
GBP   British Pound Sterling
1. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.
2. Issuer is in default.
3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
4. When-issued security to be delivered and settled after June 30, 2002.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $216,220,963 or 16.07% of the Fund's net assets as of June 30, 2002.
6. Represents the current interest rate for a variable or increasing rate security.
7. Non-income producing security.
8. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
9. Securities with an aggregate market value of $4,220,940 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
10. Interest or dividend is paid-in-kind.
11. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units, which represent debt securities, principal amount disclosed represents total underlying principal.
12. Zero coupon bond reflects effective yield on the date of purchase.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



31   OPPENHEIMER HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES  June 30, 2002

-----------------------------------------------------------------------------------
 ASSETS
-----------------------------------------------------------------------------------
 Investments, at value (cost $1,855,023,257) -- see accompanying
 statement                                                          $1,505,987,941
-----------------------------------------------------------------------------------
 Receivables and other assets:
 Interest, dividends and principal paydowns                             30,243,041
 Investments sold                                                       17,072,919
 Shares of beneficial interest sold                                      1,379,718
 Other                                                                       6,483
                                                                    ---------------
 Total assets                                                        1,554,690,102

-----------------------------------------------------------------------------------
 LIABILITIES
-----------------------------------------------------------------------------------
 Bank overdraft                                                            492,008
-----------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased (including $190,075,869 purchased on a
 when-issued basis)                                                    196,429,963
 Shares of beneficial interest redeemed                                  6,485,725
 Dividends                                                               4,432,092
 Distribution and service plan fees                                        872,975
 Transfer and shareholder servicing agent fees                             294,432
 Shareholder reports                                                       233,744
 Closed foreign currency contracts                                         110,491
 Daily variation on futures contracts                                       14,687
 Trustees' compensation                                                      1,193
 Other                                                                      54,238
                                                                    ---------------
 Total liabilities                                                     209,421,548

-----------------------------------------------------------------------------------
 NET ASSETS                                                         $1,345,268,554
-----------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------
 Par value of shares of beneficial interest                         $      156,626
-----------------------------------------------------------------------------------
 Additional paid-in capital                                          2,180,196,354
-----------------------------------------------------------------------------------
 Overdistributed net investment income                                 (24,147,884)
-----------------------------------------------------------------------------------
 Accumulated net realized loss on investments and
 foreign currency transactions                                        (462,005,952)
-----------------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation
 of assets and liabilities denominated in foreign currencies          (348,930,590)
                                                                    ---------------
 NET ASSETS                                                         $1,345,268,554
                                                                    ===============





32   OPPENHEIMER HIGH YIELD FUND

--------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of $858,834,088 and 99,629,798 shares of beneficial interest
 outstanding)                                                           $8.62
 Maximum offering price per share (net asset value plus sales charge
 of 4.75% of offering price)                                            $9.05
--------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $338,654,269 and 39,792,740 shares of beneficial interest
 outstanding)                                                           $8.51
--------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $106,884,254 and 12,425,524 shares of beneficial interest
 outstanding)                                                           $8.60
--------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,396,254 and 277,762 shares of beneficial interest
 outstanding)                                                           $8.63
--------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share
 (based on net assets of $38,499,689 and 4,500,208 shares of
 beneficial interest outstanding)                                       $8.56



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.





33   OPPENHEIMER HIGH YIELD FUND

STATEMENT OF OPERATIONS  For the Year Ended June 30, 2002

-----------------------------------------------------------------------------------
 INVESTMENT INCOME
-----------------------------------------------------------------------------------
 Interest                                                            $ 151,957,738
-----------------------------------------------------------------------------------
 Dividends                                                               5,822,950
                                                                     -------------
 Total investment income                                               157,780,688
-----------------------------------------------------------------------------------
 EXPENSES
-----------------------------------------------------------------------------------
 Management fees                                                         9,168,198
-----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                 2,269,856
 Class B                                                                 3,669,884
 Class C                                                                 1,048,358
 Class N                                                                     3,827
-----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                 1,736,326
 Class B                                                                   671,008
 Class C                                                                   193,251
 Class N                                                                     1,565
 Class Y                                                                   146,218
-----------------------------------------------------------------------------------
 Shareholder reports                                                       507,622
-----------------------------------------------------------------------------------
 Custodian fees and expenses                                                65,835
-----------------------------------------------------------------------------------
 Trustees' compensation                                                     16,822
-----------------------------------------------------------------------------------
 Other                                                                     138,771
                                                                     -------------
 Total expenses                                                         19,637,541
 Less reduction to custodian expenses                                      (47,778)
 Less voluntary waiver of transfer and shareholder servicing
 agent fees -- Class Y                                                     (13,394)
                                                                     -------------
 Net expenses                                                           19,576,369

-----------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                 138,204,319
-----------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------------------------------------------------------
 Net realized gain (loss) on:
 Investments                                                          (236,429,129)
 Closing of futures contracts                                            3,148,771
 Foreign currency transactions                                          (6,347,856)
                                                                     -------------
 Net realized loss                                                    (239,628,214)

-----------------------------------------------------------------------------------
 Net change in unrealized appreciation on:
 Investments                                                             2,646,029
 Translation of assets and liabilities denominated in foreign
 currencies                                                             13,520,252
                                                                     -------------
 Net change                                                             16,166,281
                                                                     -------------
 Net realized and unrealized loss                                     (223,461,933)
-----------------------------------------------------------------------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ (85,257,614)
                                                                     =============



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.





34   OPPENHEIMER HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS


 YEAR ENDED JUNE 30,                                           2002           2001
-----------------------------------------------------------------------------------
 OPERATIONS
-----------------------------------------------------------------------------------
 Net investment income                               $  138,204,319 $  166,198,456
-----------------------------------------------------------------------------------
 Net realized loss                                     (239,628,214)   (61,040,256)
-----------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)    16,166,281   (167,658,648)
                                                     -------------- --------------
 Net decrease in net assets resulting from operations   (85,257,614)   (62,500,448)

-----------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A                                               (101,394,648)  (120,244,822)
 Class B                                                (36,957,099)   (44,557,703)
 Class C                                                (10,335,220)    (8,930,958)
 Class N                                                    (76,799)        (1,796)
 Class Y                                                 (4,883,736)    (6,543,986)
-----------------------------------------------------------------------------------
 Tax return of capital distribution:
 Class A                                                 (4,577,105)            --
 Class B                                                 (1,771,144)            --
 Class C                                                   (506,445)            --
 Class N                                                     (3,537)            --
 Class Y                                                   (215,027)            --

-----------------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from
 beneficial interest  transactions:
 Class A                                                 54,738,010     54,048,518
 Class B                                                 14,521,674     (3,591,501)
 Class C                                                 34,190,823     21,532,450
 Class N                                                  2,454,211        150,073
 Class Y                                                (13,978,113)    15,044,636

-----------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------
 Total decrease                                        (154,051,769)  (155,595,537)
-----------------------------------------------------------------------------------
 Beginning of period                                  1,499,320,323  1,654,915,860
                                                     -------------- --------------
 End of period (including overdistributed
 net investment income of $24,147,884 and
 $6,028,316, respectively)                           $1,345,268,554 $1,499,320,323
                                                     ============== ==============



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.





35   OPPENHEIMER HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

CLASS A  YEAR ENDED JUNE 30,               2002         2001         2000        1999         1998
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period    $10.20       $11.89       $13.06      $14.44       $13.98
------------------------------------------------------------------------------------------------------
 Income (loss) from investment
 operations:
 Net investment income                      .92         1.18         1.26        1.26         1.24
 Net realized and unrealized gain
 (loss)                                   (1.44)       (1.59)       (1.18)      (1.39)         .43
                                         -------------------------------------------------------------
 Total from investment operations          (.52)        (.41)         .08        (.13)        1.67
------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to
 shareholders:
 Dividends from net investment income     (1.01)       (1.28)       (1.25)      (1.25)       (1.21)
 Tax return of capital distribution        (.05)          --           --          --           --
                                         -------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                          (1.06)       (1.28)       (1.25)      (1.25)       (1.21)
------------------------------------------------------------------------------------------------------
 Net asset value, end of period          $ 8.62       $10.20       $11.89      $13.06       $14.44
                                         =============================================================

------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)      (5.47)%      (3.69)%       0.71%      (0.71)%      12.34%
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
 Net assets, end of period
 (in thousands)                        $858,834   $  962,017   $1,065,220  $1,027,730   $1,257,100
------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)     $948,097   $1,038,442   $1,125,834  $1,198,756   $1,226,580
------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                     9.68%       10.66%       10.12%       9.40%        8.64%
 Expenses                                  1.10%        1.00%        1.02%       0.99%        1.00%(3)
------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                     47%          33%          24%         43%         117%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


36   OPPENHEIMER HIGH YIELD FUND

CLASS B  YEAR ENDED JUNE 30,             2002       2001       2000       1999       1998
---------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------
 Net asset value, beginning of period  $10.09     $11.77     $12.95     $14.33     $13.88
---------------------------------------------------------------------------------------------
 Income (loss) from investment
 operations:
 Net investment income                    .84       1.10       1.15       1.14       1.11
 Net realized and unrealized gain
 (loss)                                 (1.43)     (1.58)     (1.18)     (1.38)       .44
                                       ------------------------------------------------------
 Total from investment operations        (.59)      (.48)      (.03)      (.24)      1.55
                                       ------------------------------------------------------
 Dividends and/or distributions to
 shareholders:
 Dividends from net investment income    (.94)     (1.20)     (1.15)     (1.14)     (1.10)
 Tax return of capital distribution      (.05)        --         --         --         --
                                       ------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                         (.99)     (1.20)     (1.15)     (1.14)     (1.10)
---------------------------------------------------------------------------------------------
 Net asset value, end of period        $ 8.51     $10.09     $11.77     $12.95     $14.33
                                       ======================================================

---------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)    (6.23)%    (4.37)%    (0.13)%    (1.48)%    11.50%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
 Net assets, end of period
 (in thousands)                      $338,654   $386,309   $453,375   $580,468   $527,516
---------------------------------------------------------------------------------------------
 Average net assets (in thousands)   $366,869   $414,648   $509,815   $544,925   $464,492
---------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                   8.93%      9.91%      9.35%      8.61%      7.86%
 Expenses                                1.86%      1.76%      1.79%      1.78%      1.79%(3)
---------------------------------------------------------------------------------------------
 Portfolio turnover rate                   47%        33%        24%        43%       117%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



37   OPPENHEIMER HIGH YIELD FUND

FINANCIAL HIGHLIGHTS  Continued

CLASS C  YEAR ENDED JUNE 30,             2002      2001      2000      1999      1998
-----------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------
 Net asset value, beginning of period  $10.18    $11.87    $13.04    $14.42    $13.97
-----------------------------------------------------------------------------------------
 Income (loss) from investment
 operations:
 Net investment income                    .86      1.11      1.16      1.15      1.22
 Net realized and unrealized gain
 (loss)                                 (1.45)    (1.60)    (1.18)    (1.39)      .33
                                       --------------------------------------------------
 Total from investment operations        (.59)     (.49)     (.02)     (.24)     1.55
-----------------------------------------------------------------------------------------
 Dividends and/or distributions to
 shareholders:
 Dividends from net investment income    (.94)    (1.20)    (1.15)    (1.14)    (1.10)
 Tax return of capital distribution      (.05)       --        --        --        --
                                       --------------------------------------------------
 Total dividends and/or distributions
 to shareholders                         (.99)    (1.20)    (1.15)    (1.14)    (1.10)
-----------------------------------------------------------------------------------------
 Net asset value, end of period         $8.60    $10.18    $11.87    $13.04    $14.42
                                       ==================================================

-----------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)    (6.08)%   (4.43)%   (0.06)%   (1.49)%   11.42%
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
 Net assets, end of period
 (in thousands)                      $106,884   $90,603   $82,204   $93,607   $65,506
-----------------------------------------------------------------------------------------
 Average net assets (in thousands)   $104,882   $83,776   $87,141   $79,889   $48,077
-----------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                   8.75%     9.90%     9.35%     8.60%     7.87%
 Expenses                                1.86%     1.76%     1.79%     1.78%     1.78%(3)
-----------------------------------------------------------------------------------------
 Portfolio turnover rate                   47%       33%       24%       43%      117%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



38   OPPENHEIMER HIGH YIELD FUND

CLASS N  YEAR ENDED JUNE 30,                                           2002   2001(1)
---------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------
 Net asset value, beginning of period                                $10.20    $11.33
---------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                  .96       .41
 Net realized and unrealized loss                                     (1.48)    (1.13)
                                                                   --------------------
 Total from investment operations                                      (.52)     (.72)
---------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                 (1.00)     (.41)
 Tax return of capital distribution                                    (.05)       --
                                                                   --------------------
 Total dividends and/or distributions
 to shareholders                                                      (1.05)     (.41)
---------------------------------------------------------------------------------------
 Net asset value, end of period                                      $ 8.63    $10.20
                                                                   ====================

---------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                                  (5.53)%   (6.43)%
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                            $2,396      $146
---------------------------------------------------------------------------------------
 Average net assets (in thousands)                                   $  799      $ 46
---------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                                 8.41%    11.47%
 Expenses                                                              1.35%     1.04%
---------------------------------------------------------------------------------------
 Portfolio turnover rate                                                 47%       33%



1. For the period from March 1, 2001 (inception of offering) to June 30, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



39   OPPENHEIMER HIGH YIELD FUND

FINANCIAL HIGHLIGHTS  Continued

CLASS Y  YEAR ENDED JUNE 30,             2002      2001      2000      1999   1998(1)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------
 Net asset value, beginning of period  $10.14    $11.82    $13.02    $14.42    $14.48
-----------------------------------------------------------------------------------------
 Income (loss) from investment
 operations:
 Net investment income                    .90      1.20      1.27      1.28       .90
 Net realized and unrealized loss       (1.41)    (1.59)    (1.18)    (1.39)     (.08)
                                       --------------------------------------------------
 Total from investment operations        (.51)     (.39)      .09      (.11)      .82
-----------------------------------------------------------------------------------------
 Dividends and/or distributions to
 shareholders:
 Dividends from net investment income   (1.02)    (1.29)    (1.29)    (1.29)     (.88)
 Tax return of capital distribution      (.05)       --        --        --        --
                                       --------------------------------------------------
 Total dividends and/or distributions
 to shareholders                        (1.07)    (1.29)    (1.29)    (1.29)     (.88)
-----------------------------------------------------------------------------------------
 Net asset value, end of period        $ 8.56    $10.14    $11.82    $13.02    $14.42
                                       ==================================================

-----------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)    (5.37)%   (3.57)%    0.85%    (0.54)%    5.81%
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
 Net assets, end of period
 (in thousands)                       $38,500   $60,244   $54,117   $52,993   $11,254
-----------------------------------------------------------------------------------------
 Average net assets (in thousands)    $44,583   $56,669   $54,022   $34,043   $ 5,562
-----------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                   9.88%    10.72%    10.30%     9.73%     9.14%
 Expenses                                1.01%     0.94%     0.86%     0.76%     0.81%(4)
 Expenses, net of reduction to
 custodian expenses and/or voluntary
 waiver of transfer agent fees           0.98%      N/A       N/A       N/A       N/A
-----------------------------------------------------------------------------------------
 Portfolio turnover rate                   47%       33%       24%       43%      117%



1. For the period from October 15, 1997 (inception of offering) to June 30,
1998.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



40   OPPENHEIMER HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS



================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer High Yield Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's primary investment objective is to seek a high level of current income by investing in a diversified portfolio of high-yield, lower-rated fixed-income securities the Fund's investment Manager, OppenheimerFunds, Inc. (the Manager), believes do not involve undue risk.
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net



41   OPPENHEIMER HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS  Continued



================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES Continued asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of June 30, 2002, the Fund had entered into net outstanding when-issued commitments of $190,075,869.
    In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.
    Risks to the Fund of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
 SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of June 30, 2002, securities with an aggregate market value of $51,400,285, representing 3.82% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
 FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS. The Fund, along with other affiliated entities managed by OFI, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest



42   OPPENHEIMER HIGH YIELD FUND
 and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
    As of June 30, 2002, the Fund had approximately $180,669,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011. Additionally, the Fund had approximately $4,559,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following fiscal year, such losses will expire.
    As of June 30, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                             EXPIRING
                             -----------------------
                             2003       $ 14,430,060
                             2004         25,763,959
                             2007         30,649,297
                             2008         35,734,504
                             2009         57,513,604
                             2010        101,344,550
                                        ------------
                             Total      $265,435,974
                                        ============

--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
 CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income
 (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.



43   OPPENHEIMER HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS  Continued



================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended June 30, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $7,073,258, a decrease in overdistributed net investment income of $4,396,873, and a decrease in accumulated net realized loss on investments of $2,676,385. Net assets of the Fund were unaffected by the reclassifications.

 The tax character of distributions paid during the years ended June 30, 2002 and June 30, 2001 was as follows:
                                                    YEAR ENDED        YEAR ENDED
                                                 JUNE 30, 2002     JUNE 30, 2001
                 ---------------------------------------------------------------
                 Distributions paid from:
                 Ordinary income                  $153,647,502      $180,279,265
                 Long-term capital gain                     --                --
                 Return of capital                   7,073,258                --
                                                  ------------      ------------
                 Total                            $160,720,760      $180,279,265
                                                  ============      ============

 As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:
                 Overdistributed net investment income    $ (24,147,884)
                 Accumulated net realized loss             (462,005,952)
                 Net unrealized depreciation               (348,930,590)
                                                          -------------
                 Total                                    $(835,084,426)
                                                          =============

--------------------------------------------------------------------------------
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.







44   OPPENHEIMER HIGH YIELD FUND

================================================================================
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                            YEAR ENDED  JUNE 30, 2002   YEAR ENDED JUNE 30, 2001(1)
                                 SHARES        AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------------
 CLASS A
 Sold                       42,526,196  $ 406,250,339     43,576,328  $ 485,484,192
 Dividends and/or
 distributions reinvested    6,951,479     65,557,494      6,713,173     74,113,660
 Redeemed                  (44,134,903)  (417,069,823)   (45,628,511)  (505,549,334)
                           ----------------------------------------------------------
 Net increase                5,342,772  $  54,738,010      4,660,990  $  54,048,518
                           ==========================================================

-------------------------------------------------------------------------------------
 CLASS B
 Sold                       15,236,234  $ 143,002,651     14,576,129  $ 160,353,568
 Dividends and/or
 distributions reinvested    2,013,383     18,759,803      1,949,566     21,294,257
 Redeemed                  (15,749,942)  (147,240,780)   (16,763,829)  (185,239,326)
                           ----------------------------------------------------------
 Net increase (decrease)     1,499,675  $  14,521,674       (238,134) $  (3,591,501)
                           ==========================================================

-------------------------------------------------------------------------------------
 CLASS C
 Sold                        7,010,586  $  66,575,193      4,633,932  $  51,296,148
 Dividends and/or
 distributions reinvested      654,757      6,145,793        448,038      4,925,282
 Redeemed                   (4,136,144)   (38,530,163)    (3,113,835)   (34,688,980)
                           ----------------------------------------------------------
 Net increase                3,529,199  $  34,190,823      1,968,135  $  21,532,450
                           ==========================================================

-------------------------------------------------------------------------------------
 CLASS N
 Sold                          280,479  $   2,616,742         14,184  $     148,278
 Dividends and/or
 distributions reinvested        8,704         77,683            172          1,796
 Redeemed                      (25,777)      (240,214)            --             (1)
                           ----------------------------------------------------------
 Net increase                  263,406  $   2,454,211         14,356  $     150,073
                           ==========================================================

-------------------------------------------------------------------------------------
 CLASS Y
 Sold                        2,239,510  $  21,062,673      3,240,677  $  35,363,797
 Dividends and/or
 distributions reinvested      528,642      4,975,877        601,983      6,597,593
 Redeemed                   (4,211,682)   (40,016,663)    (2,478,700)   (26,916,754)
                           ----------------------------------------------------------
 Net increase (decrease)    (1,443,530) $ (13,978,113)     1,363,960  $  15,044,636
                           ==========================================================

1. For the year ended June 30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to June 30, 2001, for Class N shares.







45   OPPENHEIMER HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS  Continued



================================================================================
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended June 30, 2002, were $729,643,965 and $707,306,410, respectively.

 As of June 30, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,866,622,921 was composed of:
            Gross unrealized appreciation  $  22,870,080
            Gross unrealized depreciation   (383,505,060)
                                           -------------
            Net unrealized depreciation    $(360,634,980)
                                           =============

 The difference between book-basis and tax-basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

================================================================================
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets over $1 billion. The Fund's management fee for the year ended June 30, 2002 was an annualized rate of 0.63%.

--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $22.50 per account fee. Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.









46   OPPENHEIMER HIGH YIELD FUND

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                AGGREGATE       CLASS A    CONCESSIONS    CONCESSIONS   CONCESSIONS     CONCESSIONS
                FRONT-END     FRONT-END     ON CLASS A     ON CLASS B    ON CLASS C      ON CLASS N
            SALES CHARGES SALES CHARGES         SHARES         SHARES        SHARES          SHARES
 YEAR          ON CLASS A   RETAINED BY    ADVANCED BY    ADVANCED BY   ADVANCED BY     ADVANCED BY
 ENDED             SHARES   DISTRIBUTOR DISTRIBUTOR(1) DISTRIBUTOR(1) DISTRIBUTOR(1) DISTRIBUTOR(1)
----------------------------------------------------------------------------------------------------
 June 30, 2002 $1,987,927      $577,531       $162,172     $2,840,477      $412,210         $20,507

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                           CLASS A       CLASS B        CLASS C        CLASS N
                        CONTINGENT    CONTINGENT     CONTINGENT     CONTINGENT
                          DEFERRED      DEFERRED       DEFERRED       DEFERRED
                     SALES CHARGES SALES CHARGES  SALES CHARGES  SALES CHARGES
 YEAR                  RETAINED BY   RETAINED BY    RETAINED BY    RETAINED BY
 ENDED                 DISTRIBUTOR   DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
--------------------------------------------------------------------------------
 June 30, 2002             $15,944      $988,706        $33,980            $33

--------------------------------------------------------------------------------
 SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended June 30, 2002, payments under the Class A Plan totaled $2,269,856, all of which were paid by the Distributor to recipients, and included $72,769 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended June 30, 2002, were as follows:

                                                                 DISTRIBUTOR'S
                                                  DISTRIBUTOR'S      AGGREGATE
                                                      AGGREGATE   UNREIMBURSED
                                                   UNREIMBURSED  EXPENSES AS %
                  TOTAL PAYMENTS  AMOUNT RETAINED      EXPENSES  OF NET ASSETS
                      UNDER PLAN  BY DISTRIBUTOR     UNDER PLAN       OF CLASS
--------------------------------------------------------------------------------
 Class B Plan         $3,669,884      $2,923,779    $16,580,521           4.90%
 Class C Plan          1,048,358         334,102      2,658,111           2.49
 Class N Plan              3,827           3,827         48,806           2.04






47   OPPENHEIMER HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS  Continued



================================================================================
 5. FOREIGN CURRENCY CONTRACTS
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

================================================================================
 6. FUTURES CONTRACTS
 A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
    The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.



48   OPPENHEIMER HIGH YIELD FUND

    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

 As of June 30, 2002, the Fund had outstanding futures contracts as follows:

                                                                          UNREALIZED
                             EXPIRATION    NUMBER OF  VALUATION AS OF   APPRECIATION
 CONTRACT DESCRIPTION             DATES    CONTRACTS    JUNE 30, 2002 (DEPRECIATION)
-------------------------------------------------------------------------------------
 CONTRACTS TO PURCHASE
 U.S. Long Bonds                9/19/02           20      $ 2,055,625       $(23,750)
 U.S. Treasury Nts., 10 yr.     9/19/02          130       13,940,469        108,672
                                                                            --------
                                                                            $ 84,922
                                                                            ========

================================================================================
 7. ILLIQUID OR RESTRICTED SECURITIES
 As of June 30, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of June 30, 2002 was $50,196,308, which represents 3.73% of the Fund's net assets, of which $9,506 is considered restricted. Information concerning restricted securities is as follows:

                                                          VALUATION
                                                              AS OF     UNREALIZED
 SECURITY             ACQUISITION DATE        COST    JUNE 30, 2002   APPRECIATION
-----------------------------------------------------------------------------------
 STOCKS AND/OR WARRANTS
 Aurora Foods, Inc.            9/18/00    $     --           $9,506         $9,506

================================================================================
 8. BANK BORROWINGS
 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
    The Fund had no borrowings during the year ended or at June 30, 2002.


49   OPPENHEIMER HIGH YIELD FUND

INDEPENDENT AUDITORS' REPORT



================================================================================
 TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
 OPPENHEIMER HIGH YIELD FUND:
 We have audited the accompanying statement of assets and liabilities of Oppenheimer High Yield Fund, including the statement of investments, as of June 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer High Yield Fund as of June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.





 DELOITTE & TOUCHE LLP

 Denver, Colorado
 July 22, 2002


50  OPPENHEIMER HIGH YIELD FUND

FEDERAL INCOME TAX INFORMATION  Unaudited


================================================================================
 In early 2003, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    Dividends paid by the Fund during the fiscal year ended June 30, 2002 which are not designated as capital gain distributions should be multiplied by 3.723% to arrive at the amount eligible for the corporate dividend-received deduction.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



51   OPPENHEIMER HIGH YIELD FUND

TRUSTEES AND OFFICERS


================================================================================
 TRUSTEES AND OFFICERS  James C. Swain, CEO, Trustee, and Chairman of the Board
                        John V. Murphy, Trustee and President
                        William L. Armstrong, Trustee
                        Robert G. Avis, Trustee
                        George C. Bowen, Trustee
                        Edward L. Cameron, Trustee
                        Jon S. Fossel, Trustee
                        Sam Freedman, Trustee
                        Beverly L. Hamilton, Trustee
                        Robert J. Malone, Trustee
                        F. William Marshall, Jr., Trustee
                        Dimitrios Kourkoulakis, Vice President
                        David P. Negri, Vice President
                        Thomas P. Reedy, Vice President
                        Robert G. Zack, Vice President and Secretary
                        Brian W. Wixted, Treasurer
                        Katherine P. Feld, Assistant Secretary
                        Kathleen T. Ives, Assistant Secretary
                        Denis R. Molleur, Assistant Secretary
================================================================================
NAME, ADDRESS,(1) AGE,            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
POSITION(S) HELD WITH FUND        AND OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD BY
AND LENGTH OF TIME SERVED(2)      TRUSTEE

TRUSTEES

JAMES C. SWAIN,                   Formerly Vice Chairman of OppenheimerFunds,
Chairman, Chief Executive         Inc. (the "Manager") (until January 2, 2002)
Officer and Trustee               and President and a director of Centennial
(since 1978) Age: 68              Asset Management Corporation (a wholly-owned
                                  subsidiary of the Manager) (until 1997).

JOHN V. MURPHY,(3)                Chairman, Chief Executive Officer and director
President and Trustee             (since June 2001) and President (since
(since 2001) Age: 52              September 2000) of the Manager; President and
                                  a trustee of other Oppenheimer funds;
                                  President and a director (since July 2001) of Oppenheimer Acquisition Corp., the Manager's parent holding company, and of Oppenheimer
                                  Partnership Holdings, Inc., a holding company subsidiary of the Manager; Chairman and a director (since July 2001) of Shareholder
                                  Services, Inc. and of Shareholder Financial
                                  Services, Inc., transfer agent subsidiaries of the Manager; President and a director (since
                                  July 2001) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director of the following investment advisory subsidiaries of the
                                  Manager: OAM Institutional, Inc. and
                                  Centennial Asset Management Corporation (since
                                  November 2001), HarbourView Asset Management
                                  Corporation and OFI Private Investments, Inc.
                                  (since July 2002); President (since November
                                  1, 2001) and a director (since July 2001) of
                                  Oppenheimer Real Asset Management, Inc., an investment advisor subsidiary of the Manager;
                                  a director (since November 2001) of Trinity
                                  Investment Management Corp. and Tremont
                                  Advisers, Inc., investment advisory affiliates of the Manager; Executive Vice President
                                  (since February 1997)

1. The address of each Trustee and Officer is 6803 S. Tucson Way, Englewood, Colorado 80112-3924, except the address for the following officers is 498 Seventh Avenue, New York, New York 10018: Messrs. Murphy, Zack and Molleur, and Ms. Feld.
2. Each Trustee and Officer serves for an indefinite term, until his or her resignation, death or removal.
3. John V. Murphy is an "interested person" of the Fund (as defined in the Investment Company Act of 1940), by virtue of his positions as an officer and director of the Fund's Manager, and as a shareholder of its parent company.


52   OPPENHEIMER HIGH YIELD FUND

JOHN V. MURPHY,                   of Massachusetts Mutual Life Insurance
Continued                         Company, the Manager's parent company; a
                                  director (since June 1995) of DBL Acquisition
                                  Corporation.

                                  Formerly Chief Operating Officer
                                  (from September 2000 to June 2001) of the
                                  Manager; President and trustee (from November 1999 to November 2001) of MML Series Investment Fund and MassMutual Institutional Funds, open-end investment companies; a director (from September 1999 to August 2000) of C.M. Life Insurance Company; President, Chief Executive Officer and director (from September 1999 to August 2000) of MML Bay State Life Insurance Company; a director (from June 1989 to June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank, wholly-owned subsidiary of Emerald Isle Bancorp; Executive Vice President Director and Chief Operating Officer (from June 1995 to January 1997) of David L. Babson & Co., Inc., an investment advisor; Chief Operating Officer (from March 1993 to December 1996) of Concert Capital Management, Inc., an investment advisor.

WILLIAM L. ARMSTRONG,             Chairman of the following private mortgage
Trustee (since 1999)              banking companies: Cherry Creek Mortgage
Age: 65                           Company (since 1991), Centennial State
                                  Mortgage Company (since 1994), The El Paso
                                  Mortgage Company (since 1993), Transland
                                  Financial Services, Inc. (since 1997);
                                  Chairman of the following private companies:
                                  Great Frontier Insurance (insurance agency)
                                  (since 1995) and Ambassador Media Corporation
                                  (since 1984); Director of the following publi companies: Storage Technology Corporation
                                  (computer equipment company) (since 1991),
                                  Helmerich & Payne, Inc. (oil and gas
                                  drilling/production company) (since 1992),
                                  UNUMProvident (insurance company) (since
                                  1991).

                                  Formerly Director of International Family
                                  Entertainment (television channel) (1992 -
                                  1997), Frontier Real Estate, Inc. (residentia real estate brokerage) (1994 - 1999), and Frontier Title (title insurance agency) (1995
                                  - June 1999); U.S. Senator (January 1979 -
                                  January 1991).

ROBERT G. AVIS,                   Formerly Mr. Avis held the following
Trustee (since 1993)              positions: Director and President of A.G.
Age: 71                           Edwards Capital, Inc. (General Partner of
                                  private equity funds) (until February 2001);
                                  Chairman, President and Chief Executive
                                  Officer of A.G. Edwards Capital, Inc. (until
                                  March 2000); Vice Chairman and Director of
                                  A.G. Edwards, Inc. and Vice Chairman of A.G.
                                  Edwards & Sons, Inc. (its brokerage company subsidiary) (until March 1999); Chairman of
                                  A.G. Edwards Trust Company and A.G.E. Asset
                                  Management (investment advisor) (until March
                                  1999); and a Director of A.G. Edwards & Sons and A.G. Edwards Trust Company (until March
                                  2000).

GEORGE C. BOWEN,                  Formerly (until April 1999) Mr. Bowen held the
Trustee (since 1998)              following positions: Senior Vice President
Age: 65                           (from September 1987) and Treasurer (from
                                  March 1985) of the Manager; Vice President
                                  (from June 1983) and Treasurer (since March
                                  1985) of OppenheimerFunds Distributor, Inc., the Fund's Distributor; Senior Vice President
                                  (since February 1992), Treasurer (since July
                                  1991) Assistant Secretary and a director
                                  (since December 1991) of Centennial Management
                                  Corporation; Vice President (since October
                                  1989) and Treasurer (since April 1986) of
                                  HarbourView Asset Management Corporation; Vice
                                  President and Treasurer (since August 1978) and Secretary (since April 1981) of
                                  Shareholder Services, Inc.; Vice President,
                                  Treasurer and Secretary of Shareholder
                                  Financial Services, Inc. (since November
                                  1989); Assistant Treasurer of Oppenheimer
                                  Acquisition Corp. (since March 1998), the
                                  Manager's parent corporation; Treasurer of
                                  Oppenheimer Partnership Holdings, Inc. (since
                                  November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc.
                                  (since July 1996); Chief Executive Officer and director of MultiSource Services, Inc., a broker-dealer subsidiary of

53   OPPENHEIMER HIGH YIELD FUND

TRUSTEES AND OFFICERS  Continued


GEORGE C. BOWEN,                  the Manager (since March 1996); Treasurer of
Continued                         OppenheimerFunds International Ltd. and
                                  Oppenheimer Millennium Funds plc (since
                                  October 1997), offshore fund management
                                  subsidiaries of the Manager.

EDWARD L. CAMERON,                Director of Genetic ID, Inc. and its
Trustee (since 1999)              subsidiaries, a privately held biotech company
Age: 63                           (since March 2001); a member of The Life Guard
                                  of Mount Vernon, George Washington's home
                                  (since June 2000). Formerly a partner with
                                  PricewaterhouseCoopers LLP (an accounting firm) (from 1974 - 1999) and Chairman, Price
                                  Waterhouse LLP Global Investment Management
                                  Industry Services Group (from 1994 - 1998).

JON S. FOSSEL,                    Chairman and Director of Rocky Mountain Elk
Trustee (since 1990)              Foundation, a not-for-profit foundation (since
Age: 60                           1998); and a director of P.R. Pharmaceuticals,
                                  a privately held company (since October 1999) and UNUMProvident (insurance company) (since
                                  June 1, 2002). Formerly Mr. Fossel held the following positions: Chairman and a director
                                  (until October 1996) and President and Chief
                                  Executive Officer (until October 1995) of the
                                  Manager; President, Chief Executive Officer and a director of Oppenheimer Acquisition
                                  Corp., Shareholder Services, Inc. and
                                  Shareholder Financial Services, Inc. (until
                                  October 1995).

SAM FREEDMAN,                     Formerly (until October 1994) Mr. Freedman
Trustee (since 1996)              held the following positions: Chairman and
Age: 61                           Chief Executive Officer of OppenheimerFunds
                                  Services (from August 1980); Chairman, Chief
                                  Executive Officer and a director of
                                  Shareholder Services, Inc. (from August 1980);
                                  Chairman, Chief Executive Officer and director of Shareholder Financial Services, Inc. (from
                                  November 1989); Vice President and director of
                                  Oppenheimer Acquisition Corp. (from October
                                  1990) and a director of the Manager (from
                                  October 1990).

BEVERLY L. HAMILTON,              Trustee (since 1996) of MassMutual
Trustee (since 2002)              Institutional Funds and of MML Series
Age: 55                           Investment Fund (open-end investment
                                  companies); Director of MML Services, an investment company (since April 1987), America
                                  Funds Emerging Markets Growth Fund, an
                                  investment company (since October 1991), The
                                  California Endowment, a philanthropy
                                  organization (since April 2002), and Community
                                  Hospital of Monterey Peninsula, (since
                                  February 2002), a Trustee of Monterey
                                  International Studies, an educational
                                  organization (since February 2000), and an advisor to Unilever (Holland)'s pension fund and to Credit Suisse First Boston's Sprout venture capital unit. Mrs. Hamilton also is a member of the investment committees of the Rockefeller Foundation, the University of
                                  Michigan and Hartford Hospital. Formerly, Mrs.
                                  Hamilton held the following position:
                                  President ARCO Investment Management Company,
                                  (from February 1991 until April 2000).

ROBERT J. MALONE,                 Director of Jones Knowledge, Inc., a privately
Trustee (since 2002)              held company (since 2001), director of U.S.
Age: 57                           Exploration, Inc., (since 1997), director of
                                  Colorado UpLIFT, a non-profit organization
                                  (since 1986) and a Trustee of the Gallagher
                                  Family Foundation, (since 2000). Formerly, Mr.
                                  Malone held the following positions: Chairman of U.S. Bank (formerly Colorado National Bank) a subsidiary of U.S. Bancorp (from July 1,
                                  1996 until April 1, 1999); Chairman of the
                                  Board and Chief Executive Officer of Colorado
                                  National Bank (from December 18, 1992 until
                                  July 1, 1996); director of Commercial Assets,
                                  Inc. (from 1993 to 2000).






54   OPPENHEIMER HIGH YIELD FUND

F. WILLIAM MARSHALL, JR.,         Trustee (since 1996) of MassMutual
Trustee (since 2000)              Institutional Funds and of MML Series
Age: 60                           Investment Fund (open-end investment
                                  companies). Formerly Chairman of SIS & Family
                                  Bank, F.S.B. (formerly SIS Bank) (January 1999
                                  - July 1999); President, Chief Executive
                                  Officer and Director of SIS Bankcorp., Inc.
                                  and SIS Bank (formerly Springfield Institution for Savings) (May 1993 - December 1998);
                                  Executive Vice President of Peoples Heritage
                                  Financial Group, Inc. (January 1999 - July
                                  1999); Chairman and Chief Executive Office of
                                  Bank of Ireland First Holdings, Inc. and First
                                  New Hampshire Banks (June 1990 - May 1993).


================================================================================
OFFICERS

DIMITRIOS KOURKOULAKIS,           Vice President of the Manager (since 2002); an
Vice President (since 2002)       officer and portfolio manager of other
Age:                              Oppenheimer funds; and formerly Senior High
                                  Yield Analyst of the Manager (1999 - 2002).

DAVID P. NEGRI,                   Senior Vice President of the Manager (since
Vice President (since 1998)       May 1998) and of HarbourView Asset Management
Age: 48                           Corporation (since April 1999); an officer and
                                  portfolio manager of other Oppenheimer funds;
                                  formerly Vice President of the Manager (July
                                  1988 - May 1998).

THOMAS P. REEDY,                  Vice President of the Manager (since June
Vice President (since 1998)       1993) and of HarbourView Asset Management
Age: 40                           Corporation (since April 1999); an officer and
                                  portfolio manager of other Oppenheimer funds.

ROBERT G. ZACK,                   Senior Vice President (since May 1985) and
Vice President and                General Counsel (since February 2002) of the
Secretary (since 2001)            Manager; General Counsel and a director (since
Age: 53                           November 2001) of OppenheimerFunds
                                  Distributor, Inc.; Senior Vice President and
                                  General Counsel (since November 2001) of
                                  HarbourView Asset Management Corporation; Vice
                                  President and a director (since November 2000) of Oppenheimer Partnership Holdings, Inc.;
                                  Senior Vice President, General Counsel and a director (since November 2001) of Shareholder
                                  Services, Inc., Shareholder Financial
                                  Services, Inc., OFI Private Investments, Inc.,
                                  Oppenheimer Trust Company and OFI
                                  Institutional Asset Management, Inc.; General
                                  Counsel (since November 2001) of Centennial
                                  Asset Management Corporation; a director
                                  (since November 2001) of Oppenheimer Real
                                  Asset Management, Inc.; Assistant Secretary and a director (since November 2001) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager; Vice President (since November 2001) of OppenheimerFunds Legacy Program; Secretary
                                  (since November 2001) of Oppenheimer
                                  Acquisition Corp.; an officer of other
                                  Oppenheimer funds; formerly Acting General
                                  Counsel (November 2001 - February 2002) and
                                  Associate General Counsel (May 1981 - October
                                  2001) of the Manager; Assistant Secretary of
                                  Shareholder Services, Inc. (May 1985 -
                                  November 2001), Shareholder Financial
                                  Services, Inc. (November 1989 - November
                                  2001); OppenheimerFunds International Ltd. and
                                  Oppenheimer Millennium Funds plc (October 1997
                                  - November 2001). An officer of 86 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                  Senior Vice President and Treasurer (since
Treasurer (since 1999)            March 1999) of the Manager; Treasurer (since
Age: 42                           March 1999) of HarbourView Asset Management
                                  Corporation, Shareholder Services, Inc.,
                                  Oppenheimer Real Asset Management Corporation,
                                  Shareholder Financial Services, Inc. and
                                  Oppenheimer Partnership Holdings, Inc., of OFI
                                  Private Investments, Inc. (since March 2000) and of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since May
                                  2000); Treasurer and Chief Financial Officer
                                  (since May 2000) of Oppenheimer Trust Company;
                                  Assistant Treasurer (since March 1999) of
                                  Oppenheimer Acquisition Corp.; an officer of other Oppenheimer funds; formerly Principal and Chief


55   OPPENHEIMER HIGH YIELD FUND

TRUSTEES AND OFFICERS  Continued


BRIAN W. WIXTED,                  Operating Officer, Bankers Trust Company -
Continued                         Mutual Fund Services Division (March 1995 -
                                  March 1999); Vice President and Chief
                                  Financial Officer of CS First Boston
                                  Investment Management Corp. (September 1991 -
                                  March 1995). An office of 86 other portfolios in the OppenheimerFunds complex.

KATHERINE P. FELD,                Vice President and Senior Counsel (since July
Assistant Secretary               1999) of the Manager; Vice President (since
(since 2001)                      June 1990) of OppenheimerFunds Distributor,
Age: 44                           Inc.; director, Vice President and Secretary
                                  (since June 1999) of Centennial Asset
                                  Management Corporation; Vice President (since
                                  1997) Real Asset Management, Inc.; formerly
                                  Vice President and Associate Counsel of the
                                  Manager (June 1990 - July 1999). An officer of
                                  85 other portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                 Vice President and Assistant Counsel (since
Assistant Secretary               June 1998) of the Manager; Vice President
(since 2001)                      (since 1999) of OppenheimerFunds Distributor,
Age: 36                           Inc.; Vice President and Assistant Secretary
                                  (since 1999) of Shareholder Services, Inc.;
                                  Assistant Secretary (since December 2001) of
                                  OppenheimerFunds Legacy Program and
                                  Shareholder Financial Services, Inc.; formerly
                                  Assistant Vice President and Assistant Counsel of the Manager (August 1997 - June 1998);
                                  Assistant Counsel of the Manager (August 1994
                                  - August 1997). An officer of 85 other
                                  portfolios in the OppenheimerFunds complex.

DENIS R. MOLLEUR,                 Vice President and Senior Counsel of the
Assistant Secretary               Manager (since July 1999); formerly a Vice
(since 2001)                      President and Associate Counsel of the Manager
Age: 44                           (September 1991 - July 1999). An officer of 82
                                  other portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.

Each Trustee is a Trustee, Director or Managing General Partner of 41 other portfolios in the OppenheimerFunds complex, except as follows: Ms. Hamilton and Mr. Malone (40 portfolios) and Mr. Murphy (67 portfolios).


56   OPPENHEIMER HIGH YIELD FUND

OPPENHEIMER HIGH YIELD FUND


================================================================================
 INVESTMENT ADVISOR             OppenheimerFunds, Inc.

================================================================================
 DISTRIBUTOR                    OppenheimerFunds Distributor, Inc.

================================================================================
 TRANSFER AND SHAREHOLDER       OppenheimerFunds Services
 SERVICING AGENT

================================================================================
 INDEPENDENT AUDITORS           Deloitte & Touche LLP

================================================================================
 LEGAL COUNSEL                  Mayer, Brown, Rowe and Maw

                                OPPENHEIMER FUNDS ARE DISTRIBUTED BY
                                OPPENHEIMERFUNDS DISTRIBUTOR, INC., 498 SEVENTH AVENUE, NEW YORK, NY 10018.


[COPYRIGHT]Copyright 2002 OppenheimerFunds, Inc. All rights reserved.


57  OPPENHEIMER HIGH YIELD FUND

--------------------------------------------------------------------------------
OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------

 GLOBAL EQUITY          Developing Markets Fund               Global Fund
                        International Small Company Fund      Quest Global Value Fund
                        Europe Fund                           Global Growth & Income Fund
                        International Growth Fund

---------------------------------------------------------------------------------------------------
 EQUITY                 STOCK                                 STOCK & BOND
                        Emerging Technologies Fund            Quest Opportunity Value Fund
                        Emerging Growth Fund                  Total Return Fund
                        Enterprise Fund                       Quest Balanced Value Fund
                        Discovery Fund                        Capital Income Fund
                        Main Street[REGISTRATION MARK]        Multiple Strategies Fund
                        Small Cap Fund                        Disciplined Allocation Fund
                        Small Cap Value Fund                  Convertible Securities Fund
                        MidCap Fund                           SPECIALTY
                        Main Street[REGISTRATION MARK]        Real Asset Fund[REGISTRATION MARK]
                        Opportunity Fund                      Gold & Special Minerals Fund
                        Growth Fund                           Tremont Market Neutral Fund, LLC(1)
                        Capital Appreciation Fund             Tremont Opportunity Fund, LLC(1)
                        Main Street[REGISTRATION MARK]
                        Growth & Income Fund
                        Value Fund
                        Quest Capital Value Fund
                        Quest Value Fund
                        Trinity Large Cap Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund
---------------------------------------------------------------------------------------------------
 INCOME                 TAXABLE                               ROCHESTER DIVISION
                        International Bond Fund               California Municipal Fund(3)
                        High Yield Fund                       New Jersey Municipal Fund(3)
                        Champion Income Fund                  New York Municipal Fund(3)
                        Strategic Income Fund                 Municipal Bond Fund
                        Bond Fund                             Intermediate Municipal Fund
                        Senior Floating Rate Fund             Rochester National Municipals
                        U.S. Government Trust                 Rochester Fund Municipals
                        Limited-Term Government Fund          Limited Term New York Municipal Fund
                        Capital Preservation Fund(2)          Pennsylvania Municipal Fund(3)
---------------------------------------------------------------------------------------------------
 SELECT MANAGERS        STOCK                                 STOCK & BOND
                        Mercury Advisors Focus Growth Fund    QM Active Balanced Fund(2)
                        Gartmore Millennium Growth Fund II
                        Jennison Growth Fund
                        Salomon Brothers All Cap Fund(4)
                        Mercury Advisors S&P 500[REGISTRATION MARK] Index Fund(2)
---------------------------------------------------------------------------------------------------
 MONEY MARKET(5)        Money Market Fund                     Cash Reserves


 1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
 2. Available only through qualified retirement plans.
 3. Available to investors only in certain states.
 4. The Fund's name was changed from "Oppenheimer Select Managers Salomon Brothers Capital Fund" on
 May 1, 2002.
 5. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit
 Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

58   OPPENHEIMER HIGH YIELD FUND

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Call 1.800.CALL OPP (225.5677) for answers to many of your questions. Our automated speech recognition system provides you access to all the information and services you need.

WITH PHONELINK YOU CAN:

   (BULLET) Obtain account balances, share price (NAV) and dividends paid

   (BULLET) Verify your most recent transactions

   (BULLET) Buy, redeem or exchange mutual fund shares

   (BULLET) Create custom lists of your accounts, funds or market indices

   (BULLET) Order duplicate statements or Form 1099 DIV

   (BULLET) Obtain market data (closing market information for Dow Jones
            Industrial Average, Nasdaq Composite and S&P 500 Index)

   (BULLET) Speak to a Customer Service Representative1 by saying "Agent" when prompted

   (BULLET) And more!



QUICK LIST OF PHONELINK COMMANDS

SAY                                     TO:

[ACCOUNT # OR SOCIAL SECURITY # + PIN]  Get dollar and share balances, NAVS, transaction history or request
                                        transactions

[FUND NAME, SHARE CLASS]                Get current price/dividend informatioN

BALANCE                                 Hear your balance/list of accounts

HISTORY                                 Hear your most recent transactions

PURCHASE OR BUY                         Buy shares

EXCHANGE                                Exchange shares

LIQUIDATION OR REDEMPTION               Sell shares

DOW JONES OR MARKET INDICES             Hear closing market information
                                        (Dow Jones Industrial Average, NASDAQ
                                        COmposite and S&P 500)

CUSTOM LIST                             CReate, play or edit custom list of your
                                        accounts, funds or market indices


1. You may speak to a Customer Service Representative during normal business hours.




59   OPPENHEIMER HIGH YIELD FUND

--------------------------------------------------------------------------------
PRIVACY POLICY NOTICE
--------------------------------------------------------------------------------

AS AN OPPENHEIMER FUND SHAREHOLDER, YOU ARE ENTITLED TO KNOW HOW WE PROTECT YOUR PERSONAL INFORMATION AND HOW WE LIMIT ITS DISCLOSURE.

INFORMATION SOURCES

We obtain nonpublic personal information about our shareholders from the following sources:

(BULLET) Applications or other forms

(BULLET) When you create a user ID and password for online account access

(BULLET) When you enroll in eDocs Direct

(BULLET) Your transactions with us, our affiliates or others

(BULLET) A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you.

We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

PROTECTION OF INFORMATION

We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

DISCLOSURE OF INFORMATION

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

RIGHT OF REFUSAL

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

SECURITY

In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:

(BULLET) Account access

(BULLET) Create a user ID and profile

(BULLET) User profile

(BULLET) eDocs Direct, our electronic document delivery service


60   OPPENHEIMER HIGH YIELD FUND

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com.

EMAILS AND ENCRYPTION

As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com for assistance.

(BULLET) All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.

(BULLET) Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

(BULLET) You can exit the secure area by either closing your browser, or for added security, you can use the LOG OUT OF ACCOUNT AREA button before you close your browser.

OTHER SECURITY MEASURES

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

HOW YOU CAN HELP

You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

--------------------------------------------------------------------------------
This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 402(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, CO 80217-5270, email us by clicking on the CONTACT US section of our website at WWW.OPPENHEIMERFUNDS.COM or call us at 1.800.525.7048.


61   OPPENHEIMER HIGH YIELD FUND

--------------------------------------------------------------------------------
INFORMATION AND SERVICES
--------------------------------------------------------------------------------

GET THIS REPORT ONLINE!

With OppenheimerFunds EDOCS DIRECT, you'll receive email notification when shareholder reports, prospectuses or pros-pectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll be able to quickly view, download and print them at your convenience. Sign up today at WWW.OPPENHEIMERFUNDS.COM.

INTERNET
24-hr access to account information and transactions(1)
WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8am-9pm ET, Sat (January-April) 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
PHONELINK(1)
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
TICKER SYMBOLS  Class A: OPPHX  Class B: OHYBX  Class C: OHYCX
                Class N: OHYNX  Class Y: OHYYX




1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


[GRAPHIC OMITTED]
OPPENHEIMERFUNDS[REGISTRATION MARK]
Distributor, Inc.

RA0280.001.0602  August 29, 2002